UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number   811-5531
                                   ---------------------------------------------


                       MassMutual Participation Investors
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


               1500 Main Street, Suite 600, Springfield, MA 01115
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip code)


                 Rodney J. Dillman, Vice President and Secretary
               1500 Main Street, Suite 2800, Springfield, MA 01115
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  413-226-1000
                                                    ----------------------------

Date of fiscal year end:  12/31
                          ------------------

Date of reporting period: 6/30/06
                          ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORT TO STOCKHOLDERS.

         Attached hereto is the semi-annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

                                                                      MASSMUTUAL
                                                         PARTICIPATION INVESTORS


                                                                  REPORT FOR THE
                                                  SIX MONTHS ENDED JUNE 30, 2006














                                                                          [LOGO]

ADVISER
Babson Capital Management LLC
1500 Main Street
Springfield, Massachusetts 01115

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
Boston, Massachusetts 02110

COUNSEL TO THE TRUST

Ropes & Gray LLP
Boston, Massachusetts 02110

CUSTODIAN
Citibank, N.A.
New York, New York 10043

TRANSFER AGENT & REGISTRAR

Shareholder Financial Services, Inc.
P.O. Box 173673
Denver, Colorado 80217-3673
1-800-647-7374

INTERNET WEBSITE: WWW.BABSONCAPITAL.COM/MPV

          MassMutual Participation Investors
          c/o Babson Capital Management LLC
[LOGO]    1500 Main Street, Suite 600
          Springfield, Massachusetts 01115
          (413) 226-1516

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICY

MassMutual Participation Investors (the "Trust") is a closed-end management investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange under the trading symbol "MPV". The Trust's share price can be found in the financial section of most newspapers as "MassPrt" or "MassMuPrt" under the New York Stock Exchange listings.

The Trust's investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust's principal investments are privately placed, below-investment grade, long-term corporate debt obligations purchased directly from their issuers, which tend to be smaller companies. At least half of these investments normally include equity features such as warrants, conversion rights, or other equity features that provide the Trust with the opportunity to realize capital gains. The Trust will also invest in publicly traded debt securities (including high yield securities), again with an emphasis on those with equity features, and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. In addition, the Trust may temporarily invest in high quality, readily marketable securities.

Babson Capital Management LLC ("Babson Capital") manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders quarterly in January, May, August, and November. All registered shareholders are automatically enrolled in the Dividend Reinvestment and Cash Purchase Plan unless cash distributions are requested.

FORM N-Q

The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC's website at http://www.sec.gov; and (ii) at the SEC's Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

PROXY VOTING POLICIES & PROCEDURES; PROXY VOTING RECORD

The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital. A description of Babson Capital's proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust's website: http:// www.babsoncapital.com/mpv; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust's website: http:// www.babsoncapital.com/mpv; and (2) on the SEC's website at http://www.sec.gov.

                                                                           MPV
                                                                          Listed
                                                                           NYSE

TO OUR SHAREHOLDERS

August 9, 2006

We are pleased to present the June 30, 2006 Semi-Annual Report of MassMutual Participation Investors (the "Trust"). At the Trust's Quarterly Board of Trustees Meeting, which was held on July 18, 2006, the Trustees appointed William J. Barrett as a Trustee, thereby increasing the size of the Board from eight to nine. Mr. Barrett is currently President of Barrett-Gardner Associates, Inc., an investment banking firm.

The Trust's Board of Trustees declared a quarterly dividend of 24 cents per share, payable on August 14, 2006 to shareholders of record on July 28, 2006. A dividend of 24 cents per share was paid in the previous quarter. U.S. equity markets, as measured by several broad market indices, posted mixed returns. During the quarter ended June 30, 2006, large company stocks, as approximated by the Dow Jones Industrial Average, increased 0.94%, while smaller company stocks, as approximated by the Russell 2000 Index, decreased 5.02%. For the six months ended June 30, 2006, returns were 5.22% and 8.21%, respectively. U.S. fixed income markets, as measured by selected indices, were also mixed during the quarter. The Lehman Brothers Government/Credit Index and the Lehman Brothers U.S. Corporate High Yield Index decreased 0.14% and increased 0.25%, respectively, for the quarter. For the six months ended June 30, 2005, returns were -1.15% and 3.14%, respectively.

For the quarter ended June 30, 2006, the Trust earned 26 cents per share, of which 2 cents per share was from nonrecurring items. The Trust earned 27 cents per share in the previous quarter, of which 3 cents per share was from nonrecurring items. The Trust's net assets as of June 30, 2006 totaled $129,932,933 or $13.29 per share compared to $125,929,579 or $12.90 per share on
March 31, 2006. This translated into a net portfolio return of 4.97% for the quarter, and 10.90% for the six months ended June 30, 2006, based on the change in the Trust's net assets assuming the reinvestment of all dividends. Long term, the Trust's portfolio had average annualized returns of 24.11%, 17.37%, 14.52%, and 13.94% for the 1-, 5-, 10- and 15- year time periods ended June 30, 2006, respectively, based on change in net assets with the reinvestment of all dividends.

During the quarter, the Trust made private placement investments in six new issuers and closed two "follow-on" investments, totaling approximately $6.9 million. The follow-on investments purchased by the Trust were in Eagle Pack Pet Foods, Inc. and Terra Renewal Services, Inc. The six new issuers the Trust invested in were Bravo Sports Holding Corporation, F H S Holdings LLC, Flutes, Inc., K N B Holdings Corporation, Magnatech International, Inc. and Overton's Holding Company. The weighted average coupon of the bond portion of these investments was 11.91%. (A brief description of these investments can be found in the consolidated schedule of investments.)

Thank you for your continued interest in and support of MassMutual Participation Investors.

Sincerely,                         PORTFOLIO COMPOSITION AS OF 06/30/06*

/s/ Clifford M. Noreen             [PIE CHART APPEARS HERE]
--------------------------
Clifford M. Noreen                 Public Equity 0.4%
President                          Private High Yield Debt 46.2%
                                   Private Investment Grade Debt 6.3%
                                   Private/Restricted Equity 16.9%
                                   Cash & Short Term Investments 9.3%
                                   Public High Yield Debt 20.9%


                                     *Based on market value of total investments

--------------------------------------------------------------------------------

CONSOLIDATED STATEMENT OF                     MASSMUTUAL PARTICIPATION INVESTORS
ASSETS AND LIABILITIES

June 30, 2006
(Unaudited)

ASSETS:
Investments
  (See Consolidated Schedule of Investments)
  Corporate restricted securities at fair value
    (Cost - $96,023,050)                                                        $ 97,532,125
  Corporate public securities at market value
    (Cost - $30,589,499)                                                          29,834,071
  Short-term securities at amortized cost                                          9,198,378
                                                                                ------------
                                                                                 136,564,574
Cash                                                                               3,826,997
Interest receivable                                                                1,874,094
Receivable for investments sold                                                      867,920
Other assets                                                                          12,635
                                                                                ------------

    TOTAL ASSETS                                                                 143,146,220
                                                                                ------------

LIABILITIES:
Payable for investments purchased                                               $    425,171
Investment advisory fee payable                                                      292,349
Note payable                                                                      12,000,000
Interest payable                                                                      88,933
Accrued expenses                                                                     173,164
Accrued taxes payable                                                                233,670
                                                                                ------------

    TOTAL LIABILITIES                                                             13,213,287
                                                                                ------------

    TOTAL NET ASSETS                                                            $129,932,933
                                                                                ============

NET ASSETS:
Common shares, par value $.01 per share; an unlimited number authorized         $     97,780
Additional paid-in capital                                                        90,566,298
Retained net realized gain on investments, prior years                            25,860,274
Undistributed net investment income                                                3,601,979
Accumulated net realized gain on investments                                       9,169,288
Net unrealized appreciation of investments                                           637,314
                                                                                ------------

    TOTAL NET ASSETS                                                            $129,932,933
                                                                                ============

COMMON SHARES ISSUED AND OUTSTANDING                                               9,777,975
                                                                                ============

NET ASSET VALUE PER SHARE                                                       $      13.29
                                                                                ============


                     SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------------------
2

CONSOLIDATED STATEMENT OF OPERATIONS          MASSMUTUAL PARTICIPATION INVESTORS
For the six months ended June 30, 2006
(Unaudited)

INVESTMENT INCOME:
Interest                                                                        $  5,833,544
Dividends                                                                            490,238
                                                                                ------------

    TOTAL INVESTMENT INCOME                                                        6,323,782
                                                                                ------------

EXPENSES:
Investment advisory fees                                                             575,691
Interest                                                                             366,596
Trustees' fees and expenses                                                           61,200
Reports to shareholders                                                               51,000
Professional fees                                                                     48,000
Transfer agent/registrar's expenses                                                    8,400
Other                                                                                 13,666
                                                                                ------------

    TOTAL EXPENSES                                                                 1,124,553
                                                                                ------------

INVESTMENT INCOME - NET                                                            5,199,229
                                                                                ------------


NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments before taxes                                      8,470,874
Income tax expense                                                                  (177,888)
                                                                                ------------
Net realized gain on investments                                                   8,292,986
Net change in unrealized appreciation of investments before taxes                   (753,264)
Net change in deferred income tax expense                                             59,081
                                                                                ------------
Net change in unrealized appreciation of investments                                (694,183)

    NET GAIN ON INVESTMENTS                                                        7,598,803
                                                                                ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                            $ 12,798,032
                                                                                ============




                      SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------------------
                                                                                           3

CONSOLIDATED STATEMENT OF CASH FLOWS          MASSMUTUAL PARTICIPATION INVESTORS
For the six months ended June 30, 2006
(Unaudited)

NET INCREASE IN CASH:
Cash flows from operating activities:
  Interest and dividends received                                               $  6,482,631
  Interest expense paid                                                             (366,596)
  Operating expenses paid                                                           (760,479)
  Income taxes paid                                                               (3,599,079)
                                                                                ------------

    NET CASH PROVIDED BY OPERATING ACTIVITIES                                      1,756,477
                                                                                ------------

Cash flows from investing activities:
  Purchases/Proceeds/Maturities from short-term portfolio securities, net          5,439,584
  Purchases of portfolio securities                                              (22,426,509)
  Proceeds from disposition of portfolio securities                               21,001,461
                                                                                ------------

    NET CASH PROVIDED BY INVESTING ACTIVITIES                                      4,014,536
                                                                                ------------

    NET CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES                        5,771,013
                                                                                ------------

Cash flows from financing activities:
  Cash dividends paid from net investment income                                  (5,169,026)
  Receipts for shares issued on reinvestment of dividends                            459,134
                                                                                ------------

    NET CASH USED FOR FINANCING ACTIVITIES                                        (4,709,892)
                                                                                ------------

    NET INCREASE IN CASH                                                           1,061,121
Cash - beginning of year                                                           2,765,876
                                                                                ------------

CASH - END OF PERIOD                                                            $  3,826,997
                                                                                ============

RECONCILIATION OF NET INCREASE IN NET ASSETS TO NET
  CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES:


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                            $ 12,798,032
                                                                                ------------

  Increase in investments                                                         (4,144,678)
  Decrease in interest and dividends receivable                                      570,425
  Increase in receivable for investments sold                                       (382,653)
  Decrease in other assets                                                               145
  Increase in payable for investments purchased                                      425,171
  Increase in investment advisory fee payable                                         24,556
  Decrease in accrued expenses                                                       (39,713)
  Decrease in accrued taxes payable                                               (3,480,272)
                                                                                ------------

    TOTAL ADJUSTMENTS TO NET ASSETS FROM OPERATIONS                               (7,027,019)
                                                                                ------------

    NET CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES                     $  5,771,013
                                                                                ============

                      SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------------------
4

CONSOLIDATED STATEMENTS OF                    MASSMUTUAL PARTICIPATION INVESTORS
CHANGES IN NET ASSETS

                                                                                For the six
                                                                                months ended       For the
                                                                                 06/30/2006       year ended
                                                                                 (Unaudited)      12/31/2005
                                                                                ------------     ------------
INCREASE IN NET ASSETS:

OPERATIONS:
  Investment income - net                                                       $  5,199,229     $  9,643,282
  Net realized gain on investments                                                 8,292,986        8,306,079
  Net change in unrealized appreciation (depreciation) of investments               (694,183)       2,350,516
                                                                                ------------     ------------
  Net increase in net assets resulting from operations                            12,798,032       20,299,877


  Increase from common shares issued on reinvestment of dividends
    Common shares issued (2006 - 33,745; 2005 - 71,671)                              459,134          927,722


  Dividends to shareholders from:
    Net investment income (2006 - $0.24 per share; 2005 - $1.01 per share)        (2,343,199)      (9,818,640)
                                                                                ------------     ------------

    TOTAL INCREASE IN NET ASSETS                                                  10,913,967       11,408,959


NET ASSETS, BEGINNING OF YEAR                                                    119,018,966      107,610,007
                                                                                ------------     ------------

NET ASSETS, END OF PERIOD/YEAR (including undistributed net
    investment income of $3,601,979 and $923,836, respectively)                 $129,932,933     $119,018,966
                                                                                ============     ============







                         SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.
-------------------------------------------------------------------------------------------------------------
                                                                                                            5

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS    MASSMUTUAL PARTICIPATION INVESTORS

Selected data for each share of beneficial interest outstanding:

                                           For the
                                       six months ended                     For the years ended December 31,
                                          06/30/2006     ----------------------------------------------------------------------
                                          (Unaudited)       2005           2004           2003           2002           2001
                                          ----------     ----------     ----------     ----------     ----------     ----------
Net asset value:
  Beginning of year                       $    12.21     $    11.13     $     9.84     $     8.78     $     9.12     $     9.75
                                          ----------     ----------     ----------     ----------     ----------     ----------

Net investment income (a)                       0.53           0.99           1.00           0.80           0.87           0.93
Net realized and unrealized
  gain (loss) on investments                    0.78           1.09 (b)       1.36           1.21          (0.35)         (0.61)
                                          ----------     ----------     ----------     ----------     ----------     ----------

Total from investment operations                1.31           2.08           2.36           2.01           0.52           0.32
                                          ----------     ----------     ----------     ----------     ----------     ----------
Dividends from net investment
  income to common shareholders                (0.24)         (1.01)         (1.10)         (0.96)         (0.86)         (0.96)

Change from issuance of shares                  0.01           0.01           0.03           0.01          --              0.01
                                          ----------     ----------     ----------     ----------     ----------     ----------
Total distributions                            (0.23)         (1.00)         (1.07)         (0.95)         (0.86)         (0.95)
                                          ----------     ----------     ----------     ----------     ----------     ----------
Net asset value:
End of period/year                        $    13.29     $    12.21     $    11.13     $     9.84     $     8.78     $     9.12
                                          ----------     ----------     ----------     ----------     ----------     ----------
Per share market value:
End of period/year                        $    14.85     $    14.05     $    13.31     $    11.65     $     9.40     $     9.10
                                          ==========     ==========     ==========     ==========     ==========     ==========
Total investment return
  Market value                                  7.50%         17.25%         25.77%         35.50%         12.58%         (8.02)%
  Net asset value (c)                          10.90%         22.51%         25.14%         23.72%          5.70%          3.41%

Net assets (in millions):
  End of period/year                      $   129.93     $   119.02     $   107.61     $    94.40     $    83.59     $    86.09

Ratio of operating expenses
  to average net assets                         1.23%(d)       1.45%          1.63%          1.65%          1.27%          1.22%

Ratio of interest expense
  to average net assets                         0.60%(d)       0.80%          0.89%          0.97%          1.08%          1.47%

Ratio of total expenses
  to average net assets                         1.83%(d)       2.25%          2.52%          2.62%          2.35%          2.69%

Ratio of net investment income
  to average net assets                         8.44%(d)       8.45%          9.60%          8.55%          9.42%          9.70%

Portfolio turnover                             17.39%         31.50%         51.25%         55.08%         35.32%         21.58%

(a) Calculated using average shares.
(b) Amount includes $0.10 per share in litigation proceeds.
(c) Net asset value return represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust's market value due to the difference between the Trust's net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(d) Annualized.

Senior securities:
Total principal amount (in millions)      $       12     $       12     $     22.5     $     22.5     $     22.5     $     22.5
Asset coverage per $1,000
of indebtedness                           $   11,828     $   10,918     $    5,783     $    5,195     $    4,715     $    4,826

                                         SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.
-------------------------------------------------------------------------------------------------------------------------------
6

CONSOLIDATED SCHEDULE OF INVESTMENTS          MASSMUTUAL PARTICIPATION INVESTORS
June 30, 2006
(Unaudited)

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition
CORPORATE RESTRICTED SECURITIES - 75.06%: (A)                                Amount        Date          Cost         Fair Value
---------------------------------------------------------------------------------------------------------------------------------
PRIVATE PLACEMENT INVESTMENTS - 70.46%

A T I ACQUISITION COMPANY
A for-profit post-secondary school serving students in
Texas, Florida and Arizona.
  12% Senior Subordinated Note due 2012                                  $   1,125,000   04/08/04   $   1,125,000   $     995,602
  Warrant, exercisable until 2012, to purchase
    common stock at $.02 per share (B)                                      1,230 shs.   04/08/04            --                12
  Warrant, exercisable until 2012, to purchase
    preferred stock at $.01 per share (B)                                  33,505 shs.   03/23/06          33,860             335
                                                                                                    -------------   -------------
                                                                                                        1,158,860         995,949
                                                                                                    -------------   -------------
ADORN, INC.
A manufacturer of wall panels, cabinets, moldings
and countertops for houses and recreational vehicles.
  12.5% Subordinated Note due 2010                                       $   1,125,000   02/29/00       1,052,875       1,125,000
  Warrant, exercisable until 2010, to purchase
    common stock at $.02 per share (B)                                        192 shs.   02/29/00         162,931         277,171
                                                                                                    -------------   -------------
                                                                                                        1,215,806       1,402,171
                                                                                                    -------------   -------------
AMERCABLE, INC.
A manufacturer of electric power, instrumentation
and control cables, primarily for the mining and oil
and gas industries.
  12% Senior Subordinated Note due 2013                                  $     583,333   04/08/05         551,685         585,194
  Limited Partnership Interest (B)                                          0.19% int.   04/07/05          41,667          64,093
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                         66 shs.   04/08/05          64,833         101,668
                                                                                                    -------------   -------------
                                                                                                          658,185         750,955
                                                                                                    -------------   -------------
AMERICAN HOSPICE MANAGEMENT HOLDING LLC
A for-profit hospice care provider in the United States.
  12% Senior Subordinated Note due 2010                                  $   1,125,000   01/22/04       1,021,859       1,129,219
  Preferred Class A Unit (B)                                                1,337 uts.   01/22/04         133,700         120,330
  Common Class B Unit                                                       1,610 uts.   01/22/04               1         154,458
                                                                                                    -------------   -------------
                                                                                                        1,155,560       1,404,007
                                                                                                    -------------   -------------
ARROW TRU-LINE HOLDINGS, INC.
A manufacturer of hardware for residential and
commercial overhead garage doors in North America.
  12% Senior Subordinated Note due 2012                                  $     861,702   05/18/05         808,524         865,633
  Common Stock (B)                                                            263 shs.   05/18/05         263,298         345,976
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                         69 shs.   05/18/05          59,362          90,705
                                                                                                    -------------   -------------
                                                                                                        1,131,184       1,302,314
                                                                                                    -------------   -------------
AUGUSTA SPORTSWEAR HOLDING CO.
A manufacturer and distributor of athletic apparel,
activewear and team uniforms.
  12% Senior Subordinated Note due 2012                                  $     893,000   12/31/04         837,112         895,614
  Common Stock (B)                                                            275 shs.          *         275,108         494,950
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                         73 shs.   12/31/04          63,254         130,956
                                                                                                    -------------   -------------
                                                                                                        1,175,474       1,521,520
                                                                                                    -------------   -------------
*12/31/04, 03/31/05 and 05/02/06.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                7

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.) MASSMUTUAL PARTICIPATION INVESTORS June 30, 2006
(Unaudited)

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition
CORPORATE RESTRICTED SECURITIES (A) (CONTINUED)                              Amount        Date          Cost         Fair Value
---------------------------------------------------------------------------------------------------------------------------------
BEACON MEDICAL PRODUCTS, INC.
A designer, manufacturer and marketer of medical air and
gas distribution systems.
  9% Senior Secured Revolving Credit Facility due 2007 (C)               $     131,792   04/09/02   $     131,792   $     131,792
  9% Senior Secured Tranche A Note due 2008 (C)                          $     309,746   04/09/02         309,746         309,746
  12% Senior Secured Note due 2010                                       $     412,112   04/09/02         366,744         412,112
  Limited Partnership Interest of Riverside Capital
    Appreciation Fund IV, L.P. (B)                                          5.09% int.   04/09/02          87,045         342,609
  Warrant, exercisable until 2010, to purchase
    common stock at $.01 per share (B)                                        794 shs.   04/09/02          72,856         312,550
                                                                                                    -------------   -------------
                                                                                                          968,183       1,508,809
                                                                                                    -------------   -------------
BETA BRANDS LTD.
A manufacturer of hard candy and chocolate-coated
products sold primarily to the Canadian market.
  5% Promissory Note due 2009 (B)                                        $      96,698   03/31/04          96,698            --
  Warrant, exercisable until 2009, to purchase
    common stock at $.01 per share (B)                                      2,421 shs.   03/31/04               1            --
                                                                                                    -------------   -------------
                                                                                                           96,699            --
                                                                                                    -------------   -------------
BRAVO SPORTS HOLDING CORPORATION
A designer and marketer of niche branded consumer
products including canopies, trampolines, in-line skates,
skateboards, and urethane wheels.
  12.5% Senior Subordinated Note due 2014                                $   1,207,902   06/30/06       1,134,984       1,177,825
  Preferred Stock Class A (B)                                                 465 shs.   06/30/06         141,946         134,850
  Common Stock (B)                                                              1 shs.   06/30/06             152             145
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                        164 shs.   06/30/06          48,760               2
                                                                                                    -------------   -------------
                                                                                                        1,325,842       1,312,822
                                                                                                    -------------   -------------
C & J SPEC-RENT SERVICES, INC.
A provider of coiled tubing and pressure pumping services
to the oil and gas industry in Texas and Louisiana.
  10% Senior Secured Term Note due 2012                                  $     886,597   08/12/05         886,567         905,121
  14% Senior Subordinated Note due 2013                                  $     653,153   08/12/05         596,138         661,274
  Common Stock (B)                                                        268,657 shs.   08/12/05         268,657         515,015
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                     49,552 shs.   08/12/05          60,910          94,992
                                                                                                    -------------   -------------
                                                                                                        1,812,272       2,176,402
                                                                                                    -------------   -------------
C & M CONVEYOR, INC.
A manufacturer and supplier of material handling systems
to the corrugated sheet and container industry.
  9.5% Senior Secured Term Note due 2007                                 $     433,735   09/13/02         433,735         434,226
  11% Senior Subordinated Note due 2010                                  $     478,916   09/13/02         463,374         480,972
  Common Stock (B)                                                        180,723 shs.   09/13/02         180,723         406,627
  Warrant, exercisable until 2010, to purchase
    common stock at $.01 per share (B)                                     78,386 shs.   09/13/02          34,428         176,369
                                                                                                    -------------   -------------
                                                                                                        1,112,260       1,498,194
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
8

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.) MASSMUTUAL PARTICIPATION INVESTORS June 30, 2006
(Unaudited)

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition
CORPORATE RESTRICTED SECURITIES (A) (CONTINUED)                              Amount        Date          Cost         Fair Value
---------------------------------------------------------------------------------------------------------------------------------
CAINS FOODS, L.P.
A producer of mayonnaise and sauce products for both the
retail and food service markets.
  Limited Partnership Interest                                              1.81% int.   09/29/95   $      22,519   $     161,905
                                                                                                    -------------   -------------
CAPESUCCESS LLC
A provider of diversified staffing services.
  Preferred Membership Interests (B)                                          806 uts.   04/29/00           3,598             180
  Common Membership Interests (B)                                          10,421 uts.   04/29/00          46,706           2,332
                                                                                                    -------------   -------------
                                                                                                           50,304           2,512
                                                                                                    -------------   -------------
CAPITAL SPECIALTY PLASTICS, INC.
A producer of desiccant strips used for packaging
pharmaceutical products.
  Common Stock (B)                                                             55 shs.          *             252          27,704
                                                                                                    -------------   -------------
COEUR, INC.
A producer of proprietary, disposable power
injection syringes.
  8.75% Senior Secured Term Note due 2010                                $     264,493   04/30/03         264,493         264,436
  11.5% Senior Subordinated Note due 2011                                $     242,754   04/30/03         225,870         242,842
  Common Stock (B)                                                         72,463 shs.   04/30/03          72,463         127,825
  Warrant, exercisable until 2010, to purchase
    common stock at $.01 per share (B)                                     50,099 shs.   04/30/03          23,317          88,375
                                                                                                    -------------   -------------
                                                                                                          586,143         723,478
                                                                                                    -------------   -------------
COINING CORPORATION OF AMERICA LLC
A manufacturer of close tolerance parts and
metal stampings.
  10.74% Senior Secured Revolving
    Credit Facility due 2007 (C)                                         $      61,728   01/07/02          61,728          61,728
  10.21% Senior Secured Tranche A Note due 2007 (C)                      $     434,222   06/26/01         434,222         424,678
  13% Senior Secured Tranche B Note due 2008                             $     370,370   06/26/01         370,370         365,154
  Limited Partnership Interest (B)                                          3.65% int.   06/26/01         185,185         166,667
  Warrant, exercisable until 2008, to purchase
    common stock at $.01 per share (B)                                     61,163 shs.   06/26/01          45,370          86,974
                                                                                                    -------------   -------------
                                                                                                        1,096,875       1,105,201
                                                                                                    -------------   -------------
CONNOR SPORT COURT INTERNATIONAL, INC.
A designer and manufacturer of outdoor and
indoor synthetic sports flooring and other temporary
flooring products.
  12% Senior Subordinated Note due 2012 (D)                              $   1,059,417         **         974,588         953,475
  Limited Partnership Interest (B)                                          4.43% int.        ***         103,135           1,031
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                         92 shs.         **          84,829               1
                                                                                                    -------------   -------------
                                                                                                        1,162,552         954,507
                                                                                                    -------------   -------------
  *12/30/97 and 05/29/99.
 **08/12/04 and 01/18/05.
***08/12/04 and 01/14/05.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                9

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.) MASSMUTUAL PARTICIPATION INVESTORS June 30, 2006
(Unaudited)

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition
CORPORATE RESTRICTED SECURITIES (A) (CONTINUED)                              Amount        Date          Cost         Fair Value
---------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED FOUNDRIES HOLDINGS
A manufacturer of engineered cast metal components for
the global aerospace and defense industries.
  12% Senior Subordinated Note due 2013                                  $   1,157,143   06/15/05   $   1,108,178   $   1,129,727
  Common Stock (B)                                                            269 shs.          *         278,521         242,388
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                         54 shs.   06/15/05          53,295               1
                                                                                                    -------------   -------------
                                                                                                        1,439,994       1,372,116
                                                                                                    -------------   -------------
COREPHARMA LLC
A manufacturer of oral dose generic pharmaceuticals
targeted at niche applications.
  12% Senior Subordinated Note due 2013                                  $   1,350,000   08/04/05       1,281,897       1,313,435
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                         10 shs.   08/04/05          72,617            --
                                                                                                    -------------   -------------
                                                                                                        1,354,514       1,313,435
                                                                                                    -------------   -------------
CORVEST GROUP, INC.
A manufacturer and distributor of promotional products.
  12% Senior Subordinated Note due 2009 (D)                              $   2,045,455         **       1,982,045         511,359
  Common Stock (B)                                                             30 shs.         **          51,136            --
  Limited Partnership Interest (B)                                         10.23% int.         **         150,377            --
  Warrant, exercisable until 2007, to purchase
    common stock at $.01 per share (B)                                        171 shs.         **         157,343            --
                                                                                                    -------------   -------------
                                                                                                        2,340,901         511,359
                                                                                                    -------------   -------------
DEXTER MAGNETICS TECHNOLOGIES, INC.
A designer, fabricator, assembler and distributor of
industrial magnets and subassemblies in North America
and Europe.
  Common Stock                                                                310 shs.   07/19/01         309,783         426,449
  Warrant, exercisable until 2006, to purchase
    common stock at $.01 per share                                            157 shs.   07/19/01         132,677         216,143
                                                                                                    -------------   -------------
                                                                                                          442,460         642,592
                                                                                                    -------------   -------------
DIRECTED ELECTRONICS, INC.
A designer and distributor of brand name automotive security systems, audio products and installation accessories.
  Common Stock (B)                                                        126,817 shs.   12/19/05          40,518       1,497,453
  Limited Partnership Interest (B)                                          4.61% int.        ***          26,223         300,428
                                                                                                    -------------   -------------
                                                                                                           66,741       1,797,881
                                                                                                    -------------   -------------
  *06/15/05 and 05/22/06.
 **03/05/99 and 03/24/99.
***12/22/99 and 09/14/05.
---------------------------------------------------------------------------------------------------------------------------------
10

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.) MASSMUTUAL PARTICIPATION INVESTORS June 30, 2006
(Unaudited)

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition
CORPORATE RESTRICTED SECURITIES (A) (CONTINUED)                              Amount        Date          Cost         Fair Value
---------------------------------------------------------------------------------------------------------------------------------
DIVERSCO, INC./DHI HOLDINGS, INC.
A contract provider of janitorial and equipment
maintenance services and temporary production labor to
industrial customers.
  Membership Interests of MM/Lincap
    Diversco Investments Ltd. LLC (B)                                      13.57% int.   08/27/98   $     366,495   $        --
  Preferred Stock (B)                                                       1,639 shs.   12/14/01       1,392,067       1,252,858
  Warrants, exercisable until 2011, to purchase
    common stock of DHI Holdings, Inc. at $.01 per share (B)                6,676 shs.          *         201,655            --
                                                                                                    -------------   -------------
                                                                                                        1,960,217       1,252,858
                                                                                                    -------------   -------------
DWYER GROUP, INC.
A franchiser of a variety of home repair services.
  14% Senior Subordinated Note due 2011                                  $     984,375   10/30/03         905,756         995,665
  Common Stock (B)                                                          3,656 shs.         **         365,600         380,224
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                                      1,077 shs.   10/30/03          98,719         111,967
                                                                                                    -------------   -------------
                                                                                                        1,370,075       1,487,856
                                                                                                    -------------   -------------
E X C ACQUISITION CORPORATION
A manufacturer of pre-filled syringes and pump systems
used for intravenous drug delivery.
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                         11 shs.   06/28/04          40,875          78,808
                                                                                                    -------------   -------------
EAGLE PACK PET FOODS, INC.
A manufacturer of premium pet food sold through
independent pet stores.
  12% Senior Subordinated Note due 2011                                  $     803,572        ***         781,636         802,959
  Warrant, exercisable until 2011, to purchase
    common stock at $.02 per share (B)                                      2,163 shs.   09/24/04          20,893          44,465
                                                                                                    -------------   -------------
                                                                                                          802,529         847,424
                                                                                                    -------------   -------------
EAST RIVER VENTURES I, L.P.
An acquirer of controlling or substantial interests in
other entities.
  Limited Partnership Interest (B)                                          0.03% int.   01/01/01           6,609           2,027
                                                                                                    -------------   -------------
ENZYMATIC THERAPY, INC.
A manufacturer and distributor of branded natural
medicines and nutritional supplements.
  Limited Partnership Interest (B)                                          0.70% int.   03/30/00         281,250          33,750
  Warrant, exercisable until 2009, to purchase
    common stock at $.01 per share (B)                                     15,415 shs.   03/30/00         135,000          22,500
                                                                                                    -------------   -------------
                                                                                                          416,250          56,250
                                                                                                    -------------   -------------
  *10/24/96 and 08/28/98.
 **10/30/03 and 01/02/04.
***09/24/04 and 4/20/06.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               11

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.) MASSMUTUAL PARTICIPATION INVESTORS June 30, 2006
(Unaudited)

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition
CORPORATE RESTRICTED SECURITIES (A) (CONTINUED)                              Amount        Date          Cost         Fair Value
---------------------------------------------------------------------------------------------------------------------------------
EURO-PRO CORPORATION
A designer, marketer and distributor of floor care, steam
cleaning and small kitchen products and appliances.
  13.25% Senior Subordinated Note due 2011                               $   1,125,000   09/09/03   $   1,106,131   $     112,500
  16.03% Overdue Interest Secured Note due 2008 (C)                      $      75,952   01/13/06          68,357          68,357
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                                     23,229 shs.   09/09/03          18,869            --
                                                                                                    -------------   -------------
                                                                                                        1,193,357         180,857
                                                                                                    -------------   -------------
EVANS CONSOLES, INC.
A designer and manufacturer of consoles and control
center systems.
  Common Stock (B)                                                         45,000 shs.   05/06/04               6            --
                                                                                                    -------------   -------------
F H S HOLDINGS LLC
A national provider of customized disease management
services to large, self-insured employers.
  12% Senior Subordinated Note due 2014                                  $   1,265,625   06/01/06       1,175,806       1,257,724
  Preferred Unit (B)                                                           84 uts.   06/01/06          83,530          75,177
  Common Unit (B)                                                             844 uts.   06/01/06             844             759
  Common Unit Class B (B)                                                     734 shs.   06/01/06          64,779          58,301
                                                                                                    -------------   -------------
                                                                                                        1,324,959       1,391,961
                                                                                                    -------------   -------------
FLUTES, INC.
An independent manufacturer of micro fluted corrugated
sheet material for the food and consumer products
packaging industries.
  10% Senior Secured Term Note due 2013                                  $     524,791   04/13/06         516,919         510,804
  14% Senior Subordinated Note due 2014                                  $     312,674   04/13/06         279,148         305,095
  Common Stock (B)                                                         62,535 shs.   04/13/06          62,535          56,282
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                     17,680 shs.   04/13/06          27,676             177
                                                                                                    -------------   -------------
                                                                                                          886,278         872,358
                                                                                                    -------------   -------------
FOWLER HOLDING, INC.
A provider of site development services to residential
homebuilders and developers in the Raleigh/Durham
region of North Carolina.
  12% Senior Subordinated Note due 2013                                  $   1,252,174   02/03/06       1,126,673       1,210,059
  Common Stock (B)                                                             98 shs.   02/03/06          97,826          88,047
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                        135 shs.   02/03/06         110,348               1
                                                                                                    -------------   -------------
                                                                                                        1,334,847       1,298,107
                                                                                                    -------------   -------------
FUEL SYSTEMS HOLDING CORPORATION
An independent North American supplier of fuel tanks for
a wide variety of commercial vehicles.
  12% Senior Subordinated Note due 2014                                  $   1,237,500   01/31/06       1,151,428       1,201,319
  Common Stock (B)                                                        112,500 shs.   01/31/06         112,500         101,250
  Warrant, exercisable until 2016, to purchase
    common stock at $.01 per share (B)                                     73,275 shs.   01/31/06          63,113             733
                                                                                                    -------------   -------------
                                                                                                        1,327,041       1,303,302
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
12

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.) MASSMUTUAL PARTICIPATION INVESTORS June 30, 2006
(Unaudited)

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition
CORPORATE RESTRICTED SECURITIES (A) (CONTINUED)                              Amount        Date          Cost         Fair Value
---------------------------------------------------------------------------------------------------------------------------------
H M HOLDING COMPANY
A designer, manufacturer, and importer of promotional and
wood furniture.
  12% Senior Subordinated Note due 2013                                  $   1,170,000   02/10/06   $   1,086,105   $   1,134,386
  Common Stock (B)                                                            180 shs.   02/10/06         180,000         162,000
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                         67 shs.   02/10/06          61,875               1
                                                                                                    -------------   -------------
                                                                                                        1,327,980       1,296,387
                                                                                                    -------------   -------------
HIGHGATE CAPITAL LLC
An acquirer of controlling or substantial interests in
manufacturing and marketing entities.
  Series A Preferred Units (B)                                              0.30% int.   07/21/94          91,867             737
                                                                                                    -------------   -------------
HOME DECOR HOLDING COMPANY
A designer, manufacturer and marketer of framed art and
wall decor products.
  12.5% Senior Subordinated Note due 2012                                $   1,081,731          *         989,598       1,074,605
  Common Stock (B)                                                             33 shs.          *          33,216          38,120
  Warrant, exercisable until 2012, to purchase
    common stock at $.02 per share (B)                                        106 shs.          *         105,618         121,199
                                                                                                    -------------   -------------
                                                                                                        1,128,432       1,233,924
                                                                                                    -------------   -------------
INTEGRATION TECHNOLOGY SYSTEMS, INC.
A manufacturer of steel protective computer and network
systems for the industrial and office environments.
  12% Senior Secured Note due 2006                                       $     949,004   03/01/04         938,546         711,753
  Common Stock (B)                                                            130 shs.   06/01/00         149,500            --
                                                                                                    -------------   -------------
                                                                                                        1,088,046         711,753
                                                                                                    -------------   -------------
ITC^DELTACOM, INC.
A provider of integrated communications services in the
southeastern United States.
  13.19% Senior Secured Note due 2009 (C)                                $   1,174,631   07/26/05       1,151,218       1,164,352
  16.69% Senior Secured Note due 2009 (C)                                $     187,317   07/26/05         164,572         185,104
  Warrant, exercisable until 2009, to purchase
    convertible preferred stock at $.01 per share (B)                      54,468 shs.   07/26/05          18,156          73,532
                                                                                                    -------------   -------------
                                                                                                        1,333,946       1,422,988
                                                                                                    -------------   -------------
JASON, INC.
A diversified manufacturing company serving various
industrial markets.
  13% Senior Subordinated Note due 2008                                  $     510,187   08/04/00         484,580         502,935
  14% Cumulative Redeemable Preferred Stock Series A (B)                      153 shs.   08/04/00         153,119         149,468
  Limited Partnership Interest of
    Saw Mill Capital Fund II, L.P. (B)                                      1.30% int.   08/03/00         469,250         375,461
  Warrants, exercisable until 2008 and 2009, to purchase
    common stock at $.01 per share (B)                                     26,931 shs.   08/04/00          61,101          21,544
                                                                                                    -------------   -------------
                                                                                                        1,168,050       1,049,408
                                                                                                    -------------   -------------
*06/30/04 and 08/19/04.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               13

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.) MASSMUTUAL PARTICIPATION INVESTORS June 30, 2006
(Unaudited)

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition
CORPORATE RESTRICTED SECURITIES (A) (CONTINUED)                              Amount        Date          Cost         Fair Value
---------------------------------------------------------------------------------------------------------------------------------
JUSTRITE MANUFACTURING ACQUISITION CO.
A manufacturer of safety products such as storage
cabinets and containers.
  12% Senior Subordinated Note due 2011                                  $     843,750   12/15/04   $     797,649   $     814,482
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                                        594 shs.   12/15/04          53,528               6
                                                                                                    -------------   -------------
                                                                                                          851,177         814,488
                                                                                                    -------------   -------------
K N B HOLDINGS CORPORATION
A designer, manufacturer and marketer of products for the
custom framing market.
  13.5% Senior Subordinated Note due 2013                                $   1,278,947   05/25/06       1,215,793       1,250,127
  Common Stock (B)                                                         71,053 shs.   05/25/06          71,053          63,948
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                     43,600 shs.   05/25/06          37,871             436
                                                                                                    -------------   -------------
                                                                                                        1,324,717       1,314,511
                                                                                                    -------------   -------------
KEEPSAKE QUILTING, INC.
A seller of quilting fabrics, books, patterns, kits and
notions to consumers.
  8.77% Senior Secured Revolving Note due 2006 (C)                       $      20,967   06/16/00          20,967          20,950
  8.77% Senior Secured Tranche A Note due 2007 (C)                       $     157,255   06/16/00         157,255         155,747
  12% Senior Secured Tranche B Note due 2008                             $     314,509   06/16/00         305,433         314,719
  Limited Partnership Interest of
    Riverside XVI Holding Company, L.P. (B)                                 3.02% int.   06/12/00         190,563         123,761
  Warrant, exercisable until 2008, to purchase
    common stock at $.01 per share (B)                                        633 shs.   06/12/00          26,209          41,110
                                                                                                    -------------   -------------
                                                                                                          700,427         656,287
                                                                                                    -------------   -------------
KELE AND ASSOCIATES, INC.
A distributor of building automation control products.
  12% Senior Subordinated Note due 2012                                  $     969,643   02/27/04         893,467         988,422
  Preferred Stock (B)                                                          12 shs.   11/24/04         237,794         241,915
  Common Stock (B)                                                              6 shs.   02/27/04           6,814          93,122
  Warrant, exercisable until 2012, to purchase
    common stock at $.02 per share (B)                                          6 shs.   02/27/04           4,124          85,169
                                                                                                    -------------   -------------
                                                                                                        1,142,199       1,408,628
                                                                                                    -------------   -------------
KEYSTONE NORTH AMERICA, INC.
An operator of funeral homes in North America.
  Common Stock                                                             28,577 shs.   02/08/05         137,444         172,376
                                                                                                    -------------   -------------
LIH INVESTORS, L.P.
A manufacturer and marketer of a broad line of external
accessories for new and used sport utility vehicles, trucks
and vans.
  12.5% Senior Subordinated Note due 2008                                $   2,036,000          *       1,893,287       1,980,215
  Common Stock (B)                                                          3,057 shs.          *         213,998         117,695
  Warrant, exercisable until 2006, to purchase
    common stock at $.11 per share (B)                                      8,245 shs.          *         318,838         317,433
                                                                                                    -------------   -------------
                                                                                                        2,426,123       2,415,343
                                                                                                    -------------   -------------
*12/23/98 and 01/28/99.
---------------------------------------------------------------------------------------------------------------------------------
14

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.) MASSMUTUAL PARTICIPATION INVESTORS June 30, 2006
(Unaudited)

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition
CORPORATE RESTRICTED SECURITIES (A) (CONTINUED)                              Amount        Date          Cost         Fair Value
---------------------------------------------------------------------------------------------------------------------------------
MAGNATECH INTERNATIONAL, INC.
A supplier of process equipment and related parts used in the manufacturing of medium and high-pressure reinforced hoses.
  12% Senior Subordinated Note due 2014                                  $     675,000   04/05/06   $     627,243   $     663,755
  13% Preferred Stock (B)                                                     299 shs.   04/05/06         299,295         284,335
  Common Stock (B)                                                             66 shs.   04/05/06          66,202          62,890
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                          7 shs.   04/05/06           6,832            --
                                                                                                    -------------   -------------
                                                                                                          999,572       1,010,980
                                                                                                    -------------   -------------
MAVERICK ACQUISITION COMPANY
A manufacturer of capsules that cover the cork and neck of
wine bottles.
  9.50% Senior Secured Tranche A Note due 2010 (C)                       $     393,837   09/03/04         393,837         393,922
  12% Senior Secured Tranche B Note due 2011                             $     179,104   09/03/04         160,327         177,003
  Limited Partnership Interest (B)                                          4.48% int.   09/03/04          33,582          30,224
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                                        243 shs.   09/03/04          22,556               2
                                                                                                    -------------   -------------
                                                                                                          610,302         601,151
                                                                                                    -------------   -------------
MAXON CORPORATION
A manufacturer of industrial combustion equipment and
related shut-off valves and control valves.
  12% Senior Subordinated Note due 2012                                  $     549,837   09/30/04         505,354         556,603
  8.75% Senior Subordinated Note due 2012                                $     732,065   09/30/04         732,065         745,227
  Common Stock (B)                                                        218,099 shs.   09/30/04         218,099         394,323
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                     87,755 shs.   09/30/04          51,941         158,661
                                                                                                    -------------   -------------
                                                                                                        1,507,459       1,854,814
                                                                                                    -------------   -------------
MEDASSIST, INC.
A provider of patient eligibility and accounts receivable
management services to hospitals and physician practices.
  8% Preferred Stock (B)                                                       44 shs.   10/28/04          44,289          43,449
  Common Stock (B)                                                         13,863 shs.   10/28/04          18,576          38,370
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                     47,090 shs.   05/01/03          21,534         130,339
                                                                                                    -------------   -------------
                                                                                                           84,399         212,158
                                                                                                    -------------   -------------
MICROGROUP, INC.
A manufacturer of precision parts and assemblies, and a
value-added supplier of metal tubing and bars.
  12% Senior Subordinated Note due 2013                                  $   1,134,000   08/12/05       1,065,942       1,131,369
  Common Stock (B)                                                            216 shs.   08/12/05         216,000         194,400
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                         73 shs.   08/12/05          72,576               1
                                                                                                    -------------   -------------
                                                                                                        1,354,518       1,325,770
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               15

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.) MASSMUTUAL PARTICIPATION INVESTORS June 30, 2006
(Unaudited)

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition
CORPORATE RESTRICTED SECURITIES (A) (CONTINUED)                              Amount        Date          Cost         Fair Value
---------------------------------------------------------------------------------------------------------------------------------
MONESSEN HOLDING CORPORATION
A designer and manufacturer of a broad line of gas, wood
and electric hearth products and accessories.
  12% Senior Subordinated Note due 2014                                  $   1,350,000   03/31/06   $   1,251,105   $   1,315,807
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                         81 shs.   03/31/06          73,125               1
                                                                                                    -------------   -------------
                                                                                                        1,324,230       1,315,808
                                                                                                    -------------   -------------
MOSS, INC.
A manufacturer and distributor of large display and
exhibit structures.
  9% Senior Secured Tranche A Note due 2010 (C)                          $     550,000   12/21/05         544,500         553,318
  12% Senior Secured Tranche B Note due 2010                             $     200,000   12/21/05         177,059         199,660
  Limited Partnership Interest of
    Riverside Capital Appreciation Fund I, L.P. (B)                         0.01% int.          *              29         217,272
  Warrant, exercisable until 2010, to purchase
    common stock at $.01 per share (B)                                        122 shs.   12/21/05          20,941               1
                                                                                                    -------------   -------------
                                                                                                          742,529         970,251
                                                                                                    -------------   -------------
NABCO, INC.
A producer of explosive containment vessels in the
United States.
  12% Senior Subordinated Note due 2014                                  $     330,882   02/24/06         305,002         320,065
  Limited Partnership Interest (B)                                            344 uts.   02/24/06         344,120         326,914
  Warrant, exercisable until 2016, to purchase
    common stock at $.01 per share (B)                                         26 shs.   02/24/06          19,687            --
                                                                                                    -------------   -------------
                                                                                                          668,809         646,979
                                                                                                    -------------   -------------
NEFF MOTIVATION, INC.
A manufacturer and distributor of customized awards and
sportswear to schools.
  12.5% Senior Subordinated Note due 2011                                $     562,500   01/31/03         492,779         573,750
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                                        112 shs.   01/31/03          95,625         113,859
                                                                                                    -------------   -------------
                                                                                                          588,404         687,609
                                                                                                    -------------   -------------
NONNI'S FOOD COMPANY
A producer and distributor of premium biscotti and
bagel chips in North America.
  12.25% Senior Subordinated Note due 2012                               $     986,538   03/29/04         982,661         965,429
  10% Preferred Stock (B)                                                     135 shs.   03/29/04         135,044         131,670
  Common Stock (B)                                                          3,418 shs.   03/29/04           3,418          26,235
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                      4,565 shs.   03/29/04           3,877          34,997
                                                                                                    -------------   -------------
                                                                                                        1,125,000       1,158,331
                                                                                                    -------------   -------------
*09/20/00 and 05/23/02.
---------------------------------------------------------------------------------------------------------------------------------
16

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.) MASSMUTUAL PARTICIPATION INVESTORS June 30, 2006
(Unaudited)

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition
CORPORATE RESTRICTED SECURITIES (A) (CONTINUED)                              Amount        Date          Cost         Fair Value
---------------------------------------------------------------------------------------------------------------------------------
NYLONCRAFT, INC.
A supplier of engineered plastic components for the
automotive industry.
  9% Senior Secured Note due 2009                                        $     464,286   01/28/02   $     464,286   $     453,489
  11.5% Senior Subordinated Note due 2012                                $     857,143   01/28/02         793,964         810,952
  Common Stock (B)                                                        178,571 shs.   01/28/02         178,571         142,857
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                    138,928 shs.   01/28/02          92,597           1,389
                                                                                                    -------------   -------------
                                                                                                        1,529,418       1,408,687
                                                                                                    -------------   -------------
O R S NASCO HOLDING, INC.
A wholesale distributor of industrial supplies in
North America.
  13% Senior Subordinated Note due 2013                                  $   1,256,152   12/20/05       1,180,473       1,223,315
  Common Stock (B)                                                         93,848 shs.   12/20/05          93,848          84,463
  Warrant, exercisable until 2015, to purchase
    common stock at $.01 per share (B)                                     52,820 shs.   12/20/05          52,292             528
                                                                                                    -------------   -------------
                                                                                                        1,326,613       1,308,306
                                                                                                    -------------   -------------
OAKRIVER TECHNOLOGY, INC.
Designs, engineers and assembles high precision
automated process equipment for the medical device
industry, with a focus on defibrillators and stents.
  10% Senior Secured Note due 2012                                       $     323,115   01/03/06         318,268         315,859
  13% Senior Subordinated Note due 2013                                  $     392,709   01/03/06         350,137         382,964
  Common Stock (B)                                                        184,176 shs.   01/03/06         184,176         165,758
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                     41,249 shs.   01/03/06          35,900             412
                                                                                                    -------------   -------------
                                                                                                          888,481         864,993
                                                                                                    -------------   -------------
OLYMPIC SALES, INC.
A boat retailer in Washington state, Oregon, California
and British Columbia.
  14% Senior Subordinated Note due 2006                                  $   1,241,000   08/07/98       1,241,000       1,236,731
  12% Senior Subordinated Note due 2008                                  $     244,154   02/09/00         237,103         238,771
  Limited Partnership Interest of Riverside VIII, VIII-A
    and VIII-B Holding Company, L.P.                                       10.66% int.          *         808,300         808,347
  Warrants, exercisable until 2007 and 2008, to purchase
    common stock at $.01 per share (B)                                     15,166 shs.         **         206,041         204,198
                                                                                                    -------------   -------------
                                                                                                        2,492,444       2,488,047
                                                                                                    -------------   -------------
ONTARIO DRIVE & GEAR LTD.
A manufacturer of all-wheel drive, off-road amphibious
vehicles and related accessories.
  13% Senior Subordinated Note due 2013                                  $   1,047,115   01/17/06         939,648       1,022,182
  Limited Partnership Interest (B)                                          1,942 uts.   01/17/06         302,885         272,597
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                        328 shs.   01/17/06          90,424               3
                                                                                                    -------------   -------------
                                                                                                        1,332,957       1,294,782
                                                                                                    -------------   -------------
 *08/07/98, 02/23/99, 12/22/99 and 02/25/03.
**08/07/98 and 02/29/00.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               17

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.) MASSMUTUAL PARTICIPATION INVESTORS June 30, 2006
(Unaudited)

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition
CORPORATE RESTRICTED SECURITIES (A) (CONTINUED)                              Amount        Date          Cost         Fair Value
---------------------------------------------------------------------------------------------------------------------------------
OVERTON'S HOLDING COMPANY
A marketer of marine and water sports accessories in the
United States.
  12% Senior Subordinated Note due 2014                                  $     962,104   04/28/06   $     899,081   $     943,749
  Common Stock (B)                                                             50 shs.   04/28/06          50,000          45,000
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                         49 shs.   04/28/06          44,322            --
                                                                                                    -------------   -------------
                                                                                                          993,403         988,749
                                                                                                    -------------   -------------
P I I HOLDING CORPORATION
A manufacturer of plastic film and bags for the general
industrial, medical, and food industries.
  12% Senior Subordinated Note due 2013                                  $   1,215,000   03/31/06       1,133,188       1,177,707
  Preferred Stock (B)                                                          19 shs.   03/31/06         174,492         165,788
  Common Stock (B)                                                             12 shs.   03/31/06          13,500          12,150
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                          7 shs.   03/31/06           5,888            --
                                                                                                    -------------   -------------
                                                                                                        1,327,068       1,355,645
                                                                                                    -------------   -------------
PARADIGM PACKAGING, INC.
A manufacturer of plastic bottles and closures for the
nutritional, pharmaceutical, personal care and food
packaging markets.
  12% Senior Subordinated Note due 2008                                  $   1,125,000   12/19/00       1,063,333       1,091,994
  Membership Interests of MM/Lincap
    PPI Investments, Inc., LLC (B)                                          1.28% int.   12/21/00         140,625         148,258
                                                                                                    -------------   -------------
                                                                                                        1,203,958       1,240,252
                                                                                                    -------------   -------------
PROTEIN GENETICS, INC.
A producer of bovine artificial insemination products,
related breeding and healthcare products and specialty
genetics sold to the dairy and beef industries.
  9.8% Redeemable Exchangeable Preferred Stock (B)                            332 shs.   08/12/94          33,217            --
  Common Stock (B)                                                            867 shs.          *          42,365            --
                                                                                                    -------------   -------------
                                                                                                           75,582            --
                                                                                                    -------------   -------------
QUALIS AUTOMOTIVE LLC
A distributor of aftermarket automotive brake and
chassis products.
  12% Senior Subordinated Note due 2012                                  $     937,500   05/28/04         774,396         950,027
  Common Stock                                                            187,500 shs.   05/28/04         187,500         345,938
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share                                        199,969 shs.   05/28/04         199,969         368,943
                                                                                                    -------------   -------------
                                                                                                        1,161,865       1,664,908
                                                                                                    -------------   -------------
QUALSERV CORPORATION
A provider of foodservice equipment and supplies to major
restaurant chains and their franchisees.
  14% Senior Subordinated Note due 2012 (D)                              $   1,002,475   07/09/04         976,254         601,485
  Limited Partnership Interest (B)                                          4.90% int.   07/09/04         137,195            --
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                        280 shs.   07/09/04          25,973            --
                                                                                                    -------------   -------------
                                                                                                        1,139,422         601,485
                                                                                                    -------------   -------------
*11/14/01 and 08/12/94.
---------------------------------------------------------------------------------------------------------------------------------
18

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.) MASSMUTUAL PARTICIPATION INVESTORS June 30, 2006
(Unaudited)

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition
CORPORATE RESTRICTED SECURITIES (A) (CONTINUED)                              Amount        Date          Cost         Fair Value
---------------------------------------------------------------------------------------------------------------------------------
RADIAC ABRASIVES, INC.
A manufacturer of bonded abrasive and super abrasive
grinding wheels in the United States.
  12% Senior Subordinated Note due 2014                                  $   1,196,809   02/10/06   $   1,112,138   $   1,164,004
  Common Stock (B)                                                        153,191 shs.   02/10/06         153,191         137,872
  Warrant, exercisable until 2016, to purchase
    common stock at $.01 per share (B)                                     69,647 shs.   02/10/06          63,421             696
                                                                                                    -------------   -------------
                                                                                                        1,328,750       1,302,572
                                                                                                    -------------   -------------
RIVER RANCH FRESH FOODS LLC
A supplier of fresh produce to the retail and
foodservice channels.
  13% Senior Subordinated Note due 2011 (D)                              $     975,000   09/29/04         891,404         877,500
  Limited Partnership Interest (B)                                         21,500 uts.   09/29/04         150,000            --
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                                     12,481 shs.   09/29/04          83,596            --
                                                                                                    -------------   -------------
                                                                                                        1,125,000         877,500
                                                                                                    -------------   -------------
ROYAL BATHS MANUFACTURING COMPANY
A manufacturer and distributor of acrylic and cultured
marble bathroom products.
  12.5% Senior Subordinated Note due 2011                                $     562,500   11/14/03         511,381         558,073
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                                         74 shs.   11/14/03          65,089          37,756
                                                                                                    -------------   -------------
                                                                                                          576,470         595,829
                                                                                                    -------------   -------------
SAFETY SPEED CUT MANUFACTURING COMPANY, INC.
A manufacturer of vertical panel saws and routers for the
wood working industry.
  8.73% Senior Secured Tranche A Note due 2007 (C)                       $     323,044   06/02/99         323,044         323,044
  12% Senior Secured Tranche B Note due 2007                             $     646,089   06/02/99         646,089         646,089
  Class B Common Stock (B)                                                    846 shs.   06/02/99         146,456         284,391
                                                                                                    -------------   -------------
                                                                                                        1,115,589       1,253,524
                                                                                                    -------------   -------------
SAVAGE SPORTS HOLDING, INC.
A manufacturer of sporting firearms.
  12% Senior Subordinated Note due 2012                                  $     814,655   09/10/04         762,530         797,106
  Common Stock (B)                                                            310 shs.   09/10/04         310,345         253,171
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                         71 shs.   09/10/04          60,129          57,706
                                                                                                    -------------   -------------
                                                                                                        1,133,004       1,107,983
                                                                                                    -------------   -------------
SPECIALTY FOODS GROUP, INC.
A manufacturer and distributor of branded meat products.
  Limited Partnership Interest of MHD Holdings LLC (B)                      0.76% int.   08/29/00         307,860            --
                                                                                                    -------------   -------------
STRATEGIC EQUIPMENT & SUPPLY CORPORATION, INC.
A provider of kitchen and restaurant design, equipment
fabrication and installation services.
  Warrant, exercisable until 2008, to purchase
    common stock at $.01 per share (B)                                     61,862 shs.   01/14/00         382,501            --
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               19

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.) MASSMUTUAL PARTICIPATION INVESTORS June 30, 2006
(Unaudited)

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition
CORPORATE RESTRICTED SECURITIES (A) (CONTINUED)                              Amount        Date          Cost         Fair Value
---------------------------------------------------------------------------------------------------------------------------------
SYNVENTIVE EQUITY LLC
A manufacturer of hot runner systems used in the plastic
injection molding process.
  Limited Partnership Interest (B)                                          1.05% int.   08/20/03   $      33,463   $       7,465
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                                     45,942 shs.   08/21/03          10,249          10,249
                                                                                                    -------------   -------------
                                                                                                           43,712          17,714
                                                                                                    -------------   -------------
TANGENT RAIL CORPORATION
A manufacturer of rail ties and provides specialty services
to the North American railroad industry.
  13% Senior Subordinated Note due 2013                                  $   1,173,909   10/14/05       1,002,642       1,185,887
  Preferred Stock (B)                                                       1,749 shs.   10/14/05         174,924         176,168
  Common Stock (B)                                                          1,167 shs.   10/14/05           1,167           1,050
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                        618 shs.   10/14/05         155,860               6
                                                                                                    -------------   -------------
                                                                                                        1,334,593       1,363,111
                                                                                                    -------------   -------------
TERRA RENEWAL SERVICES, INC.
A provider of wastewater residual management and
required environmental reporting, permitting, nutrient
management planning and record keeping to companies
involved in poultry and food processing
  10% Senior Secured Tranche A Note due 2011 (C)                         $     281,250   04/28/06         280,428         277,237
  10.25% Senior Secured Tranche B Note due 2012 (C)                      $     421,874   04/28/06         420,802         411,663
  12% Senior Subordinated Note due 2014                                  $     664,062   04/28/06         631,316         651,792
  Limited Partnership Interest of
    Saw Mill Capital Fund V, L.P.                                           2.30% int.   03/01/05         123,284         110,955
  Warrant, exercisable until 2016, to purchase
    common stock at $.01 per share (B)                                         41 shs.   04/28/06          34,627            --
                                                                                                    -------------   -------------
                                                                                                        1,490,457       1,451,647
                                                                                                    -------------   -------------
THE TRANZONIC COMPANIES
A producer of commercial and industrial supplies, such as
safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
  13% Senior Subordinated Note due 2009                                  $   1,356,000   02/05/98       1,274,401       1,356,000
  Common Stock (B)                                                            315 shs.   02/04/98         315,000         313,713
  Warrant, exercisable until 2006, to purchase
    common stock at $.01 per share (B)                                        222 shs.   02/05/98         184,416         221,093
                                                                                                    -------------   -------------
                                                                                                        1,773,817       1,890,806
                                                                                                    -------------   -------------
TRANSTAR HOLDING COMPANY
A distributor of aftermarket automotive transmission parts.
  12% Senior Subordinated Note due 2013                                  $     918,000   08/31/05         879,077         915,020
  Common Stock (B)                                                            432 shs.   08/31/05         432,000         410,400
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                         46 shs.   08/31/05          41,021            --
                                                                                                    -------------   -------------
                                                                                                        1,352,098       1,325,420
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
20

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.) MASSMUTUAL PARTICIPATION INVESTORS June 30, 2006
(Unaudited)

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition
CORPORATE RESTRICTED SECURITIES (A) (CONTINUED)                              Amount        Date          Cost         Fair Value
---------------------------------------------------------------------------------------------------------------------------------
TRONAIR, INC.
A designer, engineer and manufacturer of ground support
equipment for the business, commuter and commercial
aviation markets.
  10.5% Senior Secured Term Note due 2008                                $     451,394   01/20/00   $     451,394   $     451,615
  12% Senior Subordinated Note due 2010                                  $     758,100   01/20/00         732,202         759,616
  Common Stock (B)                                                        129,960 shs.   01/20/00         129,960         298,258
  Warrant, exercisable until 2010, to purchase
    common stock at $1 per share (B)                                      148,912 shs.   01/20/00          56,316         341,751
                                                                                                    -------------   -------------
                                                                                                        1,369,872       1,851,240
                                                                                                    -------------   -------------
TRUCK BODIES & EQUIPMENT INTERNATIONAL
A designer and manufacturer of accessories for heavy and
medium duty trucks, primarily dump bodies, hoists, various
forms of flat-bed bodies, landscape bodies and other accessories.
  12% Senior Subordinated Note due 2013                                  $   1,222,698          *       1,138,840       1,241,643
  Common Stock (B)                                                            393 shs.          *         423,985         531,803
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                         81 shs.          *          84,650         109,826
                                                                                                    -------------   -------------
                                                                                                        1,647,475       1,883,272
                                                                                                    -------------   -------------
TRUSTILE DOORS, INC.
A manufacturer and distributor of interior doors.
  12.5% Senior Subordinated Note due 2010                                $     562,500   04/11/03         529,182         559,061
  Warrant, exercisable until 2010, to purchase
    common stock at $.01 per share (B)                                      3,060 shs.   04/11/03          50,625          37,984
                                                                                                    -------------   -------------
                                                                                                          579,807         597,045
                                                                                                    -------------   -------------
TUBULAR TEXTILE MACHINERY
A designer, manufacturer, sale and servicer of finishing
machinery for the knit and woven segments of the global
textile industry.
  12% Senior Subordinated Note due 2014                                  $     705,457   05/28/04         640,876         684,884
  8.75% Senior Secured Note due 2011                                     $     409,310   05/28/04         409,310         404,053
  Common Stock (B)                                                        385,233 shs.   05/28/04         385,233         327,448
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                    116,521 shs.   05/28/04          74,736           1,165
                                                                                                    -------------   -------------
                                                                                                        1,510,155       1,417,550
                                                                                                    -------------   -------------
TVI, INC.
A retailer of used clothing in the United States, Canada
and Australia.
  Common Stock (B)                                                        187,500 shs.   05/02/00         187,500         579,375
                                                                                                    -------------   -------------
U S M HOLDINGS CORPORATION
A provider of facility maintenance services to retail and
corporate clients with multiple locations.
  12% Senior Subordinated Note due 2011                                  $     473,684   08/06/03         413,196         473,684
  Preferred Stock (B)                                                       1,361 shs.   08/06/03         136,089         139,398
  Common Stock (B)                                                            546 shs.   08/06/03             546         821,916
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                                        502 shs.   08/06/03         157,869         516,922
                                                                                                    -------------   -------------
                                                                                                          707,700       1,951,920
                                                                                                    -------------   -------------
*07/19/05 and 12/22/05.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               21

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.) MASSMUTUAL PARTICIPATION INVESTORS June 30, 2006
(Unaudited)

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition
CORPORATE RESTRICTED SECURITIES (A) (CONTINUED)                              Amount        Date          Cost         Fair Value
---------------------------------------------------------------------------------------------------------------------------------
U S S HOLDINGS, INC.
A producer of high grade industrial and specialty
silica sands.
  14% Redeemable Preferred Stock (B)                                          499 shs.   09/30/99   $     272,912   $      54,525
  Convertible Preferred Stock Series A and B, convertible
    into common stock at $9.26 per share (B)                               72,720 shs.   12/19/96         583,365            --
  Common Stock (B)                                                         10,013 shs.   09/30/99         399,505            --
  Warrants, exercisable until 2010, to
    purchase common stock at $.01 per share (B)                             2,459 shs.          *          64,182            --
                                                                                                    -------------   -------------
                                                                                                        1,319,964          54,525
                                                                                                    -------------   -------------
U-LINE CORPORATION
A manufacturer of high-end, built-in, undercounter
icemaking, wine storage and refrigeration appliances.
  12.5% Senior Subordinated Note due 2012                                $     996,500   04/30/04         902,533       1,008,844
  Common Stock (B)                                                             96 shs.   04/30/04          96,400         121,464
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                        122 shs.   04/30/04         112,106         153,720
                                                                                                    -------------   -------------
                                                                                                        1,111,039       1,284,028
                                                                                                    -------------   -------------
VICTORY VENTURES LLC
An acquirer of controlling or substantial interests in
other entities.
  Series A Preferred Units (B)                                              0.04% int.   12/02/96               1               2
                                                                                                    -------------   -------------
VITALITY FOODSERVICE, INC.
A non-carbonated beverage dispensing company focused
on the foodservice industry.
  13% Senior Subordinated Note due 2011                                  $     999,153   09/24/04         916,370         979,337
  Common Stock (B)                                                         12,585 shs.   09/24/04         125,850         172,767
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                                     12,593 shs.   09/24/04          98,938         172,877
                                                                                                    -------------   -------------
                                                                                                        1,141,158       1,324,981
                                                                                                    -------------   -------------
VITEX PACKAGING GROUP, INC.
A manufacturer of specialty packaging, primarily
envelopes and tags used on tea bags.
  12.5% Senior Subordinated Note due 2012                                $     900,000   07/19/04         785,153         839,562
  Limited Partnership Interest Class A (B)                                  0.93% int.   07/19/04         219,375         197,438
  Limited Partnership Interest Class B (B)                                  0.41% int.   07/19/04          96,848          87,163
                                                                                                    -------------   -------------
                                                                                                        1,101,376       1,124,163
                                                                                                    -------------   -------------
WALLS INDUSTRIES, INC.
A provider of branded workwear and sporting goods apparel.
  10% Senior Subordinated Lien Note due 2009                             $     444,079   07/12/04         444,079         449,272
  14% Senior Subordinated Note due 2012                                  $     563,346   07/12/04         561,860         579,449
  Limited Partnership Interest (B)                                          0.20% int.   07/12/04          19,737         461,846
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                      2,133 shs.   07/12/04           1,500          49,918
                                                                                                    -------------   -------------
                                                                                                        1,027,176       1,540,485
                                                                                                    -------------   -------------
TOTAL PRIVATE PLACEMENT INVESTMENTS                                                                 $  89,900,538   $  91,548,868
                                                                                                    -------------   -------------
*12/19/96 and 09/30/99.
---------------------------------------------------------------------------------------------------------------------------------
22

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.) MASSMUTUAL PARTICIPATION INVESTORS June 30, 2006
(Unaudited)

                                                                                       Shares or
                                                             Interest      Due         Principal
CORPORATE RESTRICTED SECURITIES (A) (CONTINUED)                Rate        Date         Amount           Cost         Fair Value
---------------------------------------------------------------------------------------------------------------------------------
RULE 144A SECURITIES - 4.60%: (A)

BONDS - 4.60%
  A E S Corporation                                            8.750%    05/15/13    $    425,000    $    470,893    $    454,750
  A E S Corporation                                            9.000     05/15/15         175,000         175,000         188,125
  Atlas Pipeline Partners                                      8.125     12/15/15         100,000         100,000          99,625
  Basic Energy Services                                        7.125     04/15/16         125,000         125,000         116,250
  Bombardier, Inc.                                             6.300     05/01/14         500,000         440,315         435,000
  Charter Communications Op LLC                                8.000     04/30/12         500,000         498,750         497,500
  Douglas Dynamics LLC                                         7.750     01/15/12         325,000         326,738         308,750
  Dynegy Holdings, Inc.                                        8.375     05/01/16         165,000         165,000         162,525
  Edison Mission Energy                                        7.750     06/15/16         235,000         235,000         230,888
  G F S I, Inc.                                               11.000     06/01/11         375,000         340,343         354,375
  Interactive Health LLC                                       7.250     04/01/11         484,000         412,282         397,485
  Neiman Marcus Group, Inc.                                   10.375     10/15/15         600,000         600,000         637,500
  Packaging Corporation of America                            10.000     05/01/16         350,000         350,000         350,000
  Petrohawk Energy Corporation                                 9.125     07/15/13         275,000         271,521         271,521
  Service Corporation International (C)                        8.000     06/15/17         500,000         495,015         467,500
  Siebe PLC                                                    6.500     01/15/10         350,000         308,000         358,552
  Stewart & Stevenson LLC                                     10.000     07/15/14         100,000         100,000         100,375
  Sungard Data Systems                                         9.125     08/15/13          75,000          75,000          77,813
  T C W Lev Income Trust LP                                    8.410     11/30/06         452,859         452,859         298,524
  Tenaska Alabama Partners LP                                  7.000     06/30/21         180,789         180,789         176,199
                                                                                                     ------------    ------------
TOTAL BONDS                                                                                             6,122,505       5,983,257
                                                                                                     ------------    ------------
WARRANTS - 0.00%
  Winsloew Furniture, Inc. (B)                                                                700    $          7    $       --
                                                                                                     ------------    ------------
    TOTAL WARRANTS                                                                                              7            --
                                                                                                     ------------    ------------
TOTAL RULE 144A SECURITIES                                                                              6,122,512       5,983,257
                                                                                                     ------------    ------------
    TOTAL CORPORATE RESTRICTED SECURITIES                                                            $ 96,023,050    $ 97,532,125
                                                                                                     ------------    ------------







---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               23

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.) MASSMUTUAL PARTICIPATION INVESTORS June 30, 2006
(Unaudited)

                                                             Interest      Due         Principal
CORPORATE PUBLIC SECURITIES - 22.96%: (A)                      Rate        Date         Amount           Cost        Market Value
---------------------------------------------------------------------------------------------------------------------------------
BONDS - 21.91%
  Abitibi-Consolidated, Inc.                                   7.750%    06/15/11    $    500,000    $    514,778    $    458,750
  Allied Waste NA                                              7.875     04/15/13         500,000         513,581         500,000
  Appleton Papers, Inc.                                        8.125     06/15/11         250,000         250,000         252,500
  Argo Tech Corporation                                        9.250     06/01/11         425,000         425,000         437,750
  Arrow Electronics, Inc.                                      7.000     01/15/07         500,000         507,160         503,020
  BCP Crystal US Holdings Corporation                          9.625     06/15/14         355,000         355,000         385,175
  Blockbuster, Inc.                                           10.000     09/01/12         275,000         276,398         256,438
  C S C Holdings, Inc.                                         7.625     04/01/11         250,000         250,871         250,000
  Cablevision Systems Corporation (C)                          9.620     04/01/09         450,000         450,000         477,000
  Cadmus Communications Corporation                            8.375     06/15/14         350,000         350,000         346,500
  Chemed Corporation                                           8.750     02/24/11         600,000         600,000         630,000
  Chesapeake Energy Corporation                                7.000     08/15/14         650,000         675,304         628,875
  Cincinnati Bell, Inc.                                        8.375     01/15/14         550,000         503,750         541,750
  Clayton Williams Energy, Inc.                                7.750     08/01/13         375,000         375,000         345,000
  Del Monte Corporation                                        8.625     12/15/12         200,000         200,000         206,000
  Dollar Financial Group                                       9.750     11/15/11         325,000         325,000         349,375
  Dominos Pizza, Inc.                                          8.250     07/01/11         109,000         108,213         113,088
  Electronic Data Systems Corporation                          7.125     10/15/09         500,000         504,526         516,375
  Esterline Technologies                                       7.750     06/15/13         175,000         175,000         177,188
  Ford Motor Credit Co.                                        5.800     01/12/09         500,000         499,070         456,784
  Ford Motor Credit Co.                                        7.375     10/28/09         750,000         748,125         693,404
  Gencorp, Inc.                                                9.500     08/15/13         130,000         130,000         138,125
  General Motors Acceptance Corporation                        5.850     01/14/09         750,000         742,759         718,953
  Goodyear Tire & Rubber Co.                                   7.857     08/15/11         350,000         327,250         324,625
  GulfMark Offshore, Inc.                                      7.750     07/15/14         300,000         298,725         292,500
  Houghton Mifflin Co.                                         9.875     02/01/13         500,000         526,686         518,750
  Huntsman LLC                                                11.625     10/15/10         163,000         161,068         180,115
  Imax Corporation                                             9.625     12/01/10         500,000         515,710         512,500
  Inergy LP                                                    8.250     03/01/16          75,000          75,000          75,750
  Intelsat Subsidiary Holding Company Ltd. (C)                 9.614     01/15/12         225,000         224,998         227,250
  Interline Brands, Inc.                                       8.125     06/15/14         150,000         148,925         149,625
  Intrawest Corporation                                        7.500     10/15/13         250,000         250,000         248,750
  K 2, Inc.                                                    7.375     07/01/14         150,000         150,554         144,000
  Koppers Inc.                                                 9.875     10/15/13         170,000         170,000         182,325
  Lazard LLC                                                   7.125     05/15/15         375,000         374,704         378,994
  Leucadia National Corporation                                7.000     08/15/13         350,000         356,288         339,500
  Liberty Media Corporation                                    5.700     05/15/13         500,000         475,805         454,066
  Lodgenet Entertainment Corporation                           9.500     06/15/13         375,000         375,000         399,375
  Lyondell Chemical Co.                                        9.500     12/15/08         265,000         258,511         272,288
  M G M Mirage, Inc.                                           6.000     10/01/09         225,000         227,300         218,813
  Mac-Gray Corporation                                         7.625     08/15/15         300,000         300,000         303,000
  Magnachip Semiconductor                                      8.000     12/15/14          50,000          50,000          41,500
  Majestic Star Casino LLC                                     9.500     10/15/10         250,000         250,000         261,875
  Manitowoc Company, Inc.                                      7.125     11/01/13         100,000         100,000          98,000
  Markwest Energy Operating Co.                                6.875     11/01/14         250,000         250,000         230,000
  Mediacom LLC                                                 9.500     01/15/13         750,000         745,723         746,250
  Metaldyne Corporation                                       10.000     11/01/13         340,000         341,977         328,950
  Moog, Inc.                                                   6.250     01/15/15          60,000          60,000          56,400
  N R G Energy, Inc.                                           7.375     02/01/16         100,000         100,000          97,500
  Nalco Co.                                                    7.750     11/15/11         250,000         250,000         249,375
---------------------------------------------------------------------------------------------------------------------------------
24

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.) MASSMUTUAL PARTICIPATION INVESTORS June 30, 2006
(Unaudited)

                                                             Interest      Due         Principal
CORPORATE PUBLIC SECURITIES (A) (CONTINUED)                    Rate        Date         Amount           Cost        Market Value
---------------------------------------------------------------------------------------------------------------------------------
BONDS, CONTINUED
  National Wine & Spirits, Inc.                               10.125     01/15/09    $     25,000    $     25,283    $     25,000
  Nextel Communications, Inc.                                  7.375     08/01/15         400,000         409,377         407,151
  North American Energy Partners                               8.750     12/01/11         200,000         200,000         192,000
  Nova Chemicals Corporation (C)                               8.405     11/15/13         215,000         215,000         213,388
  O E D Corp/Diamond Jo Company Guarantee                      8.750     04/15/12         500,000         492,980         503,125
  Offshore Logistics, Inc.                                     6.125     06/15/13         350,000         350,000         322,875
  P Q Corporation                                              7.750     02/15/13         685,000         677,350         643,900
  Pacific Energy Partners                                      7.125     06/15/14         250,000         251,953         252,500
  Pacific Energy Partners                                      6.250     09/15/15         100,000          99,544          97,000
  Pinnacle Foods Group                                         8.250     12/01/13         225,000         225,000         221,063
  Pliant Corporation                                          11.625     06/15/09         607,802         619,825         657,946
  Primedia, Inc.                                               8.000     05/15/13         500,000         513,690         447,500
  Quicksilver Resources, Inc.                                  7.125     04/01/16         225,000         225,000         210,938
  Rent-A-Center, Inc.                                          7.500     05/01/10         250,000         250,000         248,750
  Rent-Way, Inc.                                              11.875     06/15/10         450,000         466,571         462,931
  Rock-Tenn Co.                                                8.200     08/15/11         500,000         503,539         500,000
  Rogers Wireless, Inc.                                        7.250     12/15/12          90,000          90,000          90,675
  Rogers Wireless, Inc.                                        7.500     03/15/15         560,000         600,328         565,600
  Rogers Wireless, Inc.                                        8.000     12/15/12          90,000          90,000          92,025
  Samsonite Corporation                                        8.875     06/01/11         500,000         523,249         518,750
  Sheridan Acquisition Corporation                            10.250     08/15/11         225,000         222,001         228,656
  Sierra Pacific Resources                                     6.750     08/15/17         330,000         331,618         311,791
  Tekni-Plex, Inc.                                            12.750     06/15/10         500,000         483,500         352,500
  Telex Communications, Inc.                                  11.500     10/15/08         250,000         250,000         263,750
  Tenet Healthcare Corporation                                 6.375     12/01/11         250,000         241,250         223,125
  Tenet Healthcare Corporation                                 9.875     07/01/14         350,000         341,859         350,000
  Texas Industries, Inc.                                       7.250     07/15/13          35,000          35,000          34,650
  Transmontaigne, Inc.                                         9.125     06/01/10         275,000         270,288         292,875
  Triton P C S, Inc.                                           8.500     06/01/13         500,000         500,000         458,750
  Tyco International Group SA                                  6.375     10/15/11         150,000         148,500         153,057
  Unisys Corporation                                           8.000     10/15/12          90,000          90,000          83,700
  United Components, Inc.                                      9.375     06/15/13         535,000         536,395         526,975
  United Rentals, Inc.                                         7.750     11/15/13         325,000         325,000         308,750
  Universal City Florida (C)                                   9.899     05/01/10         100,000         100,000         103,250
  Universal City Florida                                       8.375     05/01/10         100,000         100,000         100,500
  Utilicorp United, Inc. (C)                                   9.950     02/01/11          25,000          27,130          28,140
  Vicorp Restaurants, Inc.                                    10.500     04/15/11         225,000         220,135         200,250
  Vought Aircraft Industries                                   8.000     07/15/11         650,000         648,891         588,250
  Warner Music Group                                           7.375     04/15/14         125,000         125,000         121,250
  Wornick Co.                                                 10.875     07/15/11         350,000         350,000         352,625
                                                                                                     ------------    ------------
TOTAL BONDS                                                                                            29,019,015      28,470,087
                                                                                                     ------------    ------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               25

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.) MASSMUTUAL PARTICIPATION INVESTORS June 30, 2006
(Unaudited)

                                                                                       Shares or
                                                             Interest      Due         Principal
CORPORATE PUBLIC SECURITIES (A) (CONTINUED)                    Rate        Date         Amount           Cost        Market Value
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK - 0.41%
  Aventine Renewable Energy (B)                                                               200    $      8,600    $      7,780
  Basin Water, Inc. (B)                                                                     1,100          13,200          11,022
  Distributed Energy Systems Corporation (B)                                               14,000         177,078          72,380
  Dyncorp International, Inc. (B)                                                           4,000          60,000          41,520
  Gmarket, Inc. (B)                                                                           200           3,050           3,074
  J Crew Group, Inc. (B)                                                                    2,100          42,000          57,645
  Rent-Way, Inc. (B)                                                                       46,432         458,123         342,668
  Theravance, Inc. (B)                                                                          3              23              69
                                                                                                     ------------    ------------
    TOTAL COMMON STOCK                                                                                    762,074         536,158
                                                                                                     ------------    ------------
CONVERTIBLE BONDS - 0.64%
  Citadel Broadcasting Corporation                             1.875%    02/15/11    $    300,000    $    232,875    $    246,000
  ICOS Corporation                                             2.000     07/01/23         375,000         298,125         306,563
  Q L T, Inc.                                                  3.000     09/15/23         305,000         277,410         275,263
                                                                                                     ------------    ------------
    TOTAL CONVERTIBLE BONDS                                                                               808,410         827,826
                                                                                                     ------------    ------------
    TOTAL CORPORATE PUBLIC SECURITIES                                                                $ 30,589,499    $ 29,834,071
                                                                                                     ------------    ------------


                                                              Interest     Due         Principal
Short-Term Securities:                                       Rate/Yield    Date         Amount            Cost       Market Value
---------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER - 7.08%
  Cadbury Schweppes Finance PLC                                5.356%    07/03/06    $  1,569,000    $  1,568,534    $  1,568,534
  Centex Corporation                                           5.743     07/11/06       1,380,000       1,377,922       1,377,922
  DaimlerChrysler NA Holding Corporation                       5.406     07/06/06       1,222,000       1,221,084       1,221,084
  Dow Jones & Company, Inc.                                    5.408     07/10/06         535,000         534,278         534,278
  General Mills, Inc.                                          5.406     07/07/06       2,500,000       2,497,750       2,497,750
  Textron Financial Corporation                                5.356     07/05/06       2,000,000       1,998,810       1,998,810
                                                                                                     ------------    ------------
    TOTAL SHORT-TERM SECURITIES                                                                      $  9,198,378    $  9,198,378
                                                                                                     ------------    ------------
TOTAL INVESTMENTS                                             105.10%                                $135,810,927    $136,564,574
                                                                                                     ============    ------------
    Other Assets                                                5.07                                                    6,581,646
    Liabilities                                               (10.17)                                                 (13,213,287)
                                                              ------                                                 ------------
TOTAL NET ASSETS                                              100.00%                                                $129,932,933
                                                              ======                                                 ============


(A) In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B) Non-income producing security.
(C) Variable rate security; rate indicated is as of 06/30/06.
(D) Defaulted security; interest not accrued.

                                          SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.
---------------------------------------------------------------------------------------------------------------------------------
26

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.) MASSMUTUAL PARTICIPATION INVESTORS June 30, 2006
(Unaudited)

                                                 Fair Value/                                                           Fair Value/
Industry Classification:                        Market Value                                                          Market Value
------------------------------------------------------------          ------------------------------------------------------------
AEROSPACE - 2.35%                                                     BUILDINGS & REAL ESTATE - 1.57%
Argo Tech Corporation                           $    437,750          Adorn, Inc.                                     $  1,402,171
Bombardier, Inc.                                     435,000          Texas Industries, Inc.                                34,650
Consolidated Foundries Holdings                    1,372,116          TruStile Doors, Inc.                                 597,045
Dyncorp International, Inc.                           41,520                                                          ------------
Esterline Technologies                               177,188                                                             2,033,866
Vought Aircraft Industries                           588,250                                                          ------------
                                                ------------          CHEMICAL, PLASTICS & RUBBER - 1.17%
                                                   3,051,824          Capital Specialty Plastics, Inc.                      27,704
                                                ------------          Huntsman LLC                                         180,115
AUTOMOBILE - 8.06%                                                    Koppers, Inc.                                        182,325
Gencorp, Inc.                                        138,125          Lyondell Chemical Co.                                272,288
Goodyear Tire & Rubber Co.                           324,625          Nova Chemicals Corporation                           213,388
Jason, Inc.                                        1,049,408          P Q Corporation                                      643,900
LIH Investors, L.P.                                2,415,343                                                          ------------
Metaldyne Corporation                                328,950                                                             1,519,720
Nyloncraft, Inc.                                   1,408,687                                                          ------------
Ontario Drive & Gear Ltd.                          1,294,782          CONSUMER PRODUCTS - 9.00%
Qualis Automotive LLC                              1,664,908          Appleton Papers, Inc.                                252,500
Transtar Holding Company                           1,325,420          Augusta Sportswear Holding Co.                     1,521,520
United Components, Inc.                              526,975          Bravo Sports Holding Corporation                   1,312,822
                                                ------------          Euro-Pro Corporation                                 180,857
                                                  10,477,223          Flutes, Inc.                                         872,358
                                                ------------          G F S I, Inc.                                        354,375
BEVERAGE, DRUG & FOOD - 4.22%                                         K 2, Inc.                                            144,000
Beta Brands Ltd.                                        --            K N B Holdings Corporation                         1,314,511
Cains Foods, L.P.                                    161,905          Maverick Acquisition Company                         601,151
Del Monte Corporation                                206,000          Royal Baths Manufacturing Company                    595,829
Dominos Pizza, Inc.                                  113,088          Savage Sports Holding, Inc.                        1,107,983
Eagle Pack Pet Foods, Inc.                           847,424          The Tranzonic Companies                            1,890,806
National Wine & Spirits, Inc.                         25,000          Walls Industries, Inc.                             1,540,485
Nonni's Food Company                               1,158,331          Winsloew Furniture, Inc.                                --
Pinnacle Foods Group                                 221,063                                                          ------------
River Ranch Fresh Foods LLC                          877,500                                                            11,689,197
Specialty Foods Group, Inc.                             --                                                            ------------
Vicorp Restaurants, Inc.                             200,250          CONTAINERS, PACKAGING & GLASS - 4.41%
Vitality Foodservice, Inc.                         1,324,981          NABCO, Inc.                                          646,979
Wornick Co.                                          352,625          P I I Holding Corporation                          1,355,645
                                                ------------          Packaging Corporation of America                     350,000
                                                   5,488,167          Paradigm Packaging, Inc.                           1,240,252
                                                ------------          Pliant Corporation                                   657,946
BROADCASTING &                                                        Tekni-Plex, Inc.                                     352,500
 ENTERTAINMENT - 2.36%                                                Vitex Packaging, Inc.                              1,124,163
C S C Holdings, Inc.                                 250,000                                                          ------------
Cablevision Systems Corporation                      477,000                                                             5,727,485
Charter Communications Op LLC                        497,500                                                          ------------
Citadel Broadcasting Corporation                     246,000          DISTRIBUTION - 2.95%
Liberty Media Corporation                            454,066          Corvest Group, Inc.                                  511,359
Lodgenet Entertainment Corporation                   399,375          Kele and Associates, Inc.                          1,408,628
Mediacom LLC                                         746,250          O R S Nasco Holding, Inc.                          1,308,306
                                                ------------          QualServ Corporation                                 601,485
                                                   3,070,191          Strategic Equipment & Supply Corporation, Inc.          --
                                                ------------                                                          ------------
                                                                                                                         3,829,778
                                                                                                                      ------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                27

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.) MASSMUTUAL PARTICIPATION INVESTORS June 30, 2006
(Unaudited)

                                                 Fair Value/                                                           Fair Value/
Industry Classification: (Cont.)                Market Value                                                          Market Value
------------------------------------------------------------          ------------------------------------------------------------
DIVERSIFIED/CONGLOMERATE,                                             FINANCIAL SERVICES - 2.79%
 MANUFACTURING - 8.52%                                                BCP Crystal US Holding Corporation              $    385,175
AmerCable, Inc.                                 $    750,955          Dollar Financial Group                               349,375
Arrow Tru-Line Holdings, Inc.                      1,302,314          East River Ventures I, L.P.                            2,027
Coining Corporation of America LLC                 1,105,201          Ford Motor Credit Co.                              1,150,188
Dexter Magnetics Technologies, Inc.                  642,592          General Motors Acceptance Corporation                718,953
Douglas Dynamics LLC                                 308,750          Highgate Capital LLC                                     737
Evans Consoles, Inc.                                    --            Lazard LLC                                           378,994
H M Holding Company                                1,296,387          Leucadia National Corporation                        339,500
Justrite Manufacturing Acquisition Co.               814,488          T C W Leveraged Income Trust, L.P.                   298,524
Magnatech International, Inc.                      1,010,980          Victory Ventures LLC                                       2
Radiac Abrasives, Inc.                             1,302,572                                                          ------------
Rock-Tenn Co.                                        500,000                                                             3,623,475
Truck Bodies & Equipment International             1,883,272                                                          ------------
Tyco International Group SA                          153,057          HEALTHCARE, EDUCATION
                                                ------------           & CHILDCARE - 4.28%
                                                  11,070,568          A T I Acquisition Company                            995,949
                                                ------------          American Hospice Management Holding LLC            1,404,007
DIVERSIFIED/CONGLOMERATE,                                             F H S Holdings LLC                                 1,391,961
 SERVICE - 7.58%                                                      ICOS Corporation                                     306,563
Abitibi-Consolidated, Inc.                           458,750          Interactive Health LLC                               397,485
Allied Waste NA                                      500,000          MedAssist, Inc.                                      212,158
CapeSuccess LLC                                        2,512          Q L T, Inc.                                          275,263
Chemed Corporation                                   630,000          Tenet Healthcare Corporation                         573,125
Diversco, Inc./DHI Holdings, Inc.                  1,252,858          Theravance, Inc.                                          69
Dwyer Group, Inc.                                  1,487,856                                                          ------------
Fowler Holding, Inc.                               1,298,107                                                             5,556,580
Gmarket, Inc.                                          3,074                                                          ------------
Interline Brands, Inc.                               149,625          HOME & OFFICE FURNISHINGS,
Keystone North America, Inc.                         172,376           HOUSEWARES, AND DURABLE
Mac-Gray Corporation                                 303,000           CONSUMER PRODUCTS - 4.08%
Moss, Inc.                                           970,251          Connor Sport Court International, Inc.               954,507
Service Corporation International                    467,500          Home Decor Holding Company                         1,233,924
U S M Holdings Corporation                         1,951,920          Monessen Holding Corporation                       1,315,808
Universal City Florida                               203,750          Samsonite Corporation                                518,750
                                                ------------          U-Line Corporation                                 1,284,028
                                                   9,851,579                                                          ------------
                                                ------------                                                             5,307,017
ELECTRONICS - 3.00%                                                                                                   ------------
A E S Corporation                                    642,875          LEISURE, AMUSEMENT,
Arrow Electronics, Inc.                              503,020           ENTERTAINMENT - 2.70%
Directed Electronics, Inc.                         1,797,881          IMAX Corporation                                     512,500
Distributed Energy Systems                            72,380          Intrawest Corporation                                248,750
Electronic Data Systems Corporation                  516,375          Keepsake Quilting, Inc.                              656,287
Siebe PLC                                            358,552          M G M Mirage, Inc.                                   218,813
                                                ------------          Majestic Star Casino LLC                             261,875
                                                   3,891,083          O E D Corp/Diamond Jo Company Guarantee              503,125
                                                ------------          Overton's Holding Company                            988,749
FARMING & AGRICULTURE - 0.00%                                         Warner Music Group                                   121,250
Protein Genetics, Inc.                                  --                                                            ------------
                                                ------------                                                             3,511,349
                                                                                                                      ------------

----------------------------------------------------------------------------------------------------------------------------------
28

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.) MASSMUTUAL PARTICIPATION INVESTORS June 30, 2006
(Unaudited)

                                                 Fair Value/                                                           Fair Value/
Industry Classification: (Cont.)                Market Value                                                          Market Value
------------------------------------------------------------          ------------------------------------------------------------
MACHINERY - 6.78%                                                     PHARMACEUTICALS - 1.05%
Basin Water, Inc.                               $     11,022          CorePharma LLC                                  $  1,313,435
C & M Conveyor, Inc.                               1,498,194          Enzymatic Therapy, Inc.                               56,250
Integration Technology Systems, Inc.                 711,753                                                          ------------
Manitowoc Company, Inc.                               98,000                                                             1,369,685
Maxon Corporation                                  1,854,814                                                          ------------
Safety Speed Cut Manufacturing Company, Inc.       1,253,524          PUBLISHING/PRINTING - 1.19%
Stewart & Stevenson LLC                              100,375          Cadmus Communications Corporation                    346,500
Synventive Equity LLC                                 17,714          Houghton Mifflin Co.                                 518,750
Tronair, Inc.                                      1,851,240          Primedia, Inc.                                       447,500
Tubular Textile Machinery                          1,417,550          Sheridan Acquisition Corporation                     228,656
                                                ------------                                                          ------------
                                                   8,814,186                                                             1,541,406
                                                ------------                                                          ------------
MEDICAL DEVICES/BIOTECH - 3.46%                                       RETAIL STORES - 4.67%
Beacon Medical Products, Inc.                      1,508,809          Blockbuster, Inc.                                    256,438
Coeur, Inc.                                          723,478          J Crew Group, Inc.                                    57,645
E X C Acquisition Corporation                         78,808          Neff Motivation, Inc.                                687,609
MicroGroup, Inc.                                   1,325,770          Neiman Marcus Group, Inc.                            637,500
OakRiver Technology, Inc.                            864,993          Olympic Sales, Inc.                                2,488,047
                                                ------------          Rent-A-Center, Inc.                                  248,750
                                                   4,501,858          Rent-Way, Inc.                                       805,599
                                                ------------          TVI, Inc.                                            579,375
MINING, STEEL, IRON &                                                 United Rentals, Inc.                                 308,750
 NON PRECIOUS METALS - 0.04%                                                                                          ------------
U S S Holdings, Inc.                                  54,525                                                             6,069,713
                                                ------------                                                          ------------
OIL AND GAS - 4.80%                                                   TECHNOLOGY - 0.16%
Aventine Renewable Energy                              7,780          Magnachip Semiconductor                               41,500
Basic Energy Services                                116,250          Sungard Data Systems                                  77,813
C & J Spec-Rent Services, Inc.                     2,176,402          Unisys Corporation                                    83,700
Chesapeake Energy Corporation                        628,875                                                          ------------
Clayton Williams Energy, Inc.                        345,000                                                               203,013
Fuel Systems Holding Corporation                   1,303,302                                                          ------------
GulfMark Offshore, Inc.                              292,500          TELECOMMUNICATIONS - 3.13%
North American Energy Partners                       192,000          Cincinnati Bell, Inc.                                541,750
Offshore Logistics, Inc.                             322,875          Intelsat Subsidiary Holding Company Ltd.             227,250
Pacific Energy Partners                              349,500          ITC^DeltaCom, Inc.                                 1,422,988
Quicksilver Resources, Inc.                          210,938          Nextel Communications, Inc.                          407,151
Transmontaigne, Inc.                                 292,875          Rogers Wireless, Inc.                                748,300
                                                ------------          Telex Communications, Inc.                           263,750
                                                   6,238,297          Triton P C S, Inc.                                   458,750
                                                ------------                                                          ------------
                                                                                                                         4,069,939
                                                                                                                      ------------
                                                                      TRANSPORTATION - 1.05%
                                                                      Tangent Rail Corporation                           1,363,111
                                                                                                                      ------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                29

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.) MASSMUTUAL PARTICIPATION INVESTORS June 30, 2006
(Unaudited)

                                                 Fair Value/
Industry Classification: (Cont.)                Market Value
------------------------------------------------------------
 UTILITIES - 1.53%
Atlas Pipeline Partners                         $     99,625
Dynegy Holdings, Inc.                                162,525
Edison Mission Energy                                230,888
Inergy LP                                             75,750
Markwest Energy Operating Co.                        230,000
Moog, Inc.                                            56,400
N R G Energy, Inc.                                    97,500
Nalco Co.                                            249,375
Petrohawk Energy Corporation                         271,521
Sierra Pacific Resources                             311,791
Tenaska Alabama Partners L.P.                        176,199
Utilicorp United, Inc.                                28,140
                                                ------------
                                                   1,989,714
                                                ------------
WASTE MANAGEMENT /
 POLLUTION - 1.12%
Terra Renewal Services, Inc.                       1,451,647
                                                ------------
TOTAL CORPORATE RESTRICTED AND
 PUBLIC SECURITIES - 98.02%                     $127,366,196
                                                ============










                                          SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.
----------------------------------------------------------------------------------------------------------------------------------
30

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    MASSMUTUAL PARTICIPATION INVESTORS
(UNAUDITED)

1. HISTORY

   MassMutual Participation Investors (the "Trust") was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988.

   The Trust is a diversified closed-end management investment company. Babson Capital Management LLC ("Babson Capital"), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), acts as its investment adviser. The Trust's investment objective is to maximize total return by providing a high level of current income, the potential for growth of such income, and capital appreciation, by investing primarily in a portfolio of privately placed below investment grade, long-term corporate debt obligations purchased directly from their issuers, at least half of which normally will include equity features.

   On January 27, 1998, the Board of Trustees authorized the formation of a wholly owned subsidiary of the Trust ("MMPI Subsidiary Trust") for the purpose of holding certain investments. The results of the MMPI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the federal tax consequences of the MMPI Subsidiary Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America.

   A. VALUATION OF INVESTMENTS:

   Valuation of a security in the Trust's portfolio is made on the basis of market price whenever market quotations are readily available and all securities of the same class held by the Trust can be readily sold in such market.

   Nearly all securities which are acquired by the Trust directly from the issuers and shares into which such securities may be converted or which may be purchased on the exercise of warrants attached to such securities will be subject to legal or contractual delays in, or restrictions on, resale and will therefore be "restricted securities". Generally speaking, as contrasted with open-market sales of unrestricted securities, which may be effected immediately if the market is adequate, absent an exemption from registration, restricted securities can be sold only in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act").

   The value of restricted securities, and of any other assets for which there are no reliable market quotations, is the fair value as determined in good faith by the Trust's Board of Trustees (the "Trustees"). Each restricted security is valued by the Trustees as of the time of its acquisition and at least quarterly thereafter. The Trustees have established guidelines to aid in the valuation of each security. Generally, restricted securities are initially valued at cost or less at the time of acquisition by the Trust. Values greater or less than cost are thereafter used for restricted securities in appropriate circumstances. Among the factors ordinarily considered are the existence of restrictions upon the sale of a security held by the Trust; an estimate of the existence and the extent of a market for the security; the extent of any discount at which the security was acquired; the estimated period of time during which the security will not be freely marketable; the estimated expenses of registering or otherwise qualifying the security for public sale; estimated underwriting commissions if underwriting would be required to effect a sale; in the case of a convertible security, whether or not it would trade on the basis of its stock equivalent; in the case of a debt obligation which would trade independently of any equity equivalent, the current yields on comparable securities; the estimated amount of the floating supply of such securities available for purchase; the proportion of the issue held by the Trust; changes in the financial condition and prospects of the issuer; the existence of merger proposals or tender offers affecting the issuer; and any other factors affecting fair value, all in accordance with the Investment Company Act of 1940, as amended (the"1940 Act"). In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

   When market quotations are readily available for unrestricted securities of an issuer, restricted securities of the same class are generally valued at a discount from the market price of such unrestricted securities. The Trustees, however, consider all factors in fixing any discount, including the filing of a registration statement for such securities under the 1933 Act and any other developments which are likely to increase the probability that the securities may be publicly sold by the Trust without restriction.

   The Trustees meet at least once each quarter to value the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital, the Trust's investment adviser. In making valuations, the Trustees will consider Babson Capital's reports analyzing each portfolio security in accordance with the relevant factors referred to above. Babson Capital has agreed to provide such reports to the Trust at least quarterly.

   The consolidated financial statements include private placement restricted securities valued at $91,548,868 (70.46% of net assets) as of June 30, 2006 whose values have been determined by the Trustees in the absence of readily ascertainable

--------------------------------------------------------------------------------

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    MASSMUTUAL PARTICIPATION INVESTORS
(UNAUDITED)

   market values. Due to the inherent uncertainty of valuation, those values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

   The values for corporate public securities are stated at the last reported sales price or at prices based upon quotations obtained from brokers and dealers as of June 30, 2006, subject to discount where appropriate, and are approved by the Trustees.

   Short-term securities with more than sixty days to maturity are valued at fair value and short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates market value.

   B. ACCOUNTING FOR INVESTMENTS:

   Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis including the amortization of premiums and accretion of discount on bonds held. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

   Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and federal income tax purposes on the identified cost method.

   C. USE OF ESTIMATES:

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   D. FEDERAL INCOME TAXES:

   The Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification, and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that Trustees either designate the net realized longterm gains as undistributed and pay the federal capital gains taxes thereon, or distribute all or a portion of such net gains.

   The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust's PRO RATA share of income allocable to the Trust by a partnership operating company. The Trust's violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The MMPI Subsidiary Trust (described in Footnote 1, above) was formed in order to allow investment in such securities without adversely affecting the Trust's status as a regulated investment company.

   The MMPI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust's receiving any distributions from the MMPI Subsidiary Trust, all of the MMPI Subsidiary Trust's taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. For the six months ended June 30, 2006, the MMPI Subsidiary Trust has accrued tax expense on net realized gains of $177,888 and reduced accrued deferred tax expenses on net unrealized gains by $59,081.

   E. DISTRIBUTIONS TO SHAREHOLDERS:

   The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust's net investment income dividend is declared four times per year, in April, July, October, and December. The Trust's net realized capital gain distribution, if any, is declared in December.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FEE

   A. SERVICES:

   Under an Investment Advisory and Administrative Services Contract (the "Contract") with the Trust, Babson Capital has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Babson Capital represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the Contract, Babson Capital provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

   B. FEE:

   For its services under the Contract, Babson Capital is paid a quarterly Investment Advisory fee equal to .225% of the value of the Trust's net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to .90% on an annual basis. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital, approve the valuation of the Trust's net assets as of such day.

--------------------------------------------------------------------------------
32

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    MASSMUTUAL PARTICIPATION INVESTORS
(CONTINUED)

   C. BASIS FOR BOARD RENEWAL OF CONTRACT:

   At a meeting of the Board of Trustees of the Trust held on April 21, 2006, the Board of Trustees (including a majority of the Trustees who are not "interested persons" of the Trust or Babson Capital) unanimously approved a one year continuance of the Contract, dated October 7, 1988.

   Prior to the meeting, the Board of Trustees requested and received from Ropes & Gray LLP ("Ropes & Gray"), counsel to the Trust, a memorandum describing the Board of Trustees' legal responsibilities in connection with its review and reapproval of the Contract. The Board of Trustees also requested and received from Babson Capital extensive written and oral information regarding: the principal terms of the Contract; the reasons why Babson Capital was proposing the continuance of the Contract; Babson Capital and its personnel; the Trust's investment performance, including comparative performance information; the nature and quality of the services provided by Babson Capital to the Trust; financial strength of Babson Capital; the fee arrangements; fee and expense information, including comparative fee and expense information; profitability of the advisory arrangement to Babson Capital; and "fallout" benefits to Babson Capital resulting from the Contract as well as certain possible conflicts.

   Among other things, the Trustees discussed and considered with management i) the aforementioned guidance provided by Ropes & Gray and the information provided by Babson Capital prior to the meeting and (ii) the reasons Babson Capital put forth in support of its recommendation that the Trustees approve the continuance of the Contract. These reasons are summarized below.

   NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY BABSON CAPITAL

   In evaluating the scope and quality of the services provided by Babson Capital, the Trustees considered, among other factors: (i) the scope of services required to be provided by Babson Capital under the Contract; (ii) Babson Capital's ability to find and negotiate private placement securities having equity features; (iii) the experience and quality of Babson Capital's staff; (iv) the strength of Babson Capital's financial condition; (v) the nature of the private placement market compared to public markets (including the fact that finding, analyzing, negotiating and servicing private placement securities is more labor-intensive than buying and selling public securities and the administration of private placement securities is more extensive, expensive, and requires greater time and expertise than a portfolio of only public securities); (vi) the Trust's ability to co-invest in negotiated private placements with MassMutual; and (vii) the expansion of the scope of services provided by Babson Capital as a result of recent regulatory and legislative initiatives that have required increased legal, compliance and business attention and diligence. Based on such considerations, the Board of Trustees concluded that, overall, they are satisfied with the nature, extent and quality of services provided, and expected to be provided in the future, under the renewed Contract.

   INVESTMENT PERFORMANCE

   The Board also examined the Trust's short-term, intermediate-term, and long-term performance as compared against appropriate benchmark indices presented at the meeting, which showed that the Trust had outperformed such indices for the 1, 3, 5, and 10-year periods. In addition, the Trustees considered comparisons of the Trust's performance with the performance of (i) selected closed-end investment companies and funds that may invest in private placement securities and/or bank loans; (ii) selected business development companies with comparable types of investments; and (iii) investment companies included in the Lipper closed-end bond universe. It was acknowledged that, while such comparisons are helpful in judging performance, they are not directly comparable in terms of types of investments and due to the fact that the business development companies often reported returns based on market value, which is affected by factors other than the performance of the underlying portfolio investments. Based on these considerations and the detailed performance information provided to the Trustees at the regular Board meetings each quarter, the Trustees concluded that the Trust's absolute and relative performance over time have been sufficient to warrant re-approval of the Contract.

   ADVISORY FEE/COST OF SERVICES PROVIDED AND PROFITABILITY/ MANAGER'S "FALL-OUT" BENEFITS

   In connection with the Trustees' consideration of the advisory fee paid by the Trust to Babson Capital under the Contract, Babson Capital noted that it was unaware of any closed-end investment companies that are directly comparable to the Trust in terms of the types of investments and percentages invested in private placement securities (which require more extensive advisory and administrative services than a portfolio of publicly traded securities, as previously discussed) other than MassMutual Corporate Investors ("Corporate Investors"), which also is advised by Babson Capital. Under the terms of a new investment services contract, effective October 1, 2005, Corporate Investors is charged a quarterly investment advisory fee of 0.3125% of net asset value as of the end of each quarter, which is approximately equal to 1.25% annually, with no performance adjustment. The new Corporate Investors' contract provides that for its first eighteen months, the investment advisory fee cannot exceed the amount that Corporate Investors would have paid under its prior contract. Under the prior contract Corporate Investors paid Babson Capital a quarterly advisory fee equal to 5/16 of 1% of Corporate Investors' NAV (an amount equivalent to 1.25% on an annual basis) subject to a quarterly performance adjustment of 1/16 of 1% (approximately equal to .25% on an annual basis). In considering the fee rate provided in the Contract, the Trustees noted the Trust's different investment objectives between the Trust and Corporate Investors and the advisory fee charged by Tower Square Capital Partners, L.P and Tower Square Capital Partners II, L.P., both private mez-

--------------------------------------------------------------------------------

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    MASSMUTUAL PARTICIPATION INVESTORS
(CONTINUED)

   zanine funds managed by Babson Capital. At the request of the Trustees, Babson Capital also provided information concerning the profitability of Babson Capital's advisory relationship with the Trust. The Board also considered the non-economic benefits Babson Capital and its affiliates derived from its relationship with the Trust, including the reputational benefits derived from having the Trust listed on the New York Stock Exchange, and the de minimis amount of commissions resulting from the Trust's portfolio transactions used by Babson Capital for third-party soft dollar arrangements (less than $1,000). The Trustees recognized that Babson Capital should be entitled to earn a reasonable level of profit for services provided to the Trust and, based on their review, concluded that they were satisfied that Babson Capital's historical level of profitability from its relationship with the Trust was not excessive and that the advisory fee structure under the Contract is reasonable.

   ECONOMIES OF SCALE

   The Trustees considered the concept of economies of scale and possible advisory fee reductions if the Trust were to grow in assets. Given that the Trust is not continuously offering shares, such growth comes principally from retained net realized gain on investments and dividend reinvestment. The Trustees also examined the scale down features of selected competitive funds and noted that the minimum starting point for fee reductions in those funds was at least $200 million whereas the Trust's current net assets are near $100 million. The Trustees concluded that the absence of breakpoints in the fee schedule under the Contract was acceptable given the Trust's size and circumstances.

4. SENIOR SECURED INDEBTEDNESS

   A. NOTE PAYABLE:

   MassMutual holds the Trust's $12,000,000 Senior Fixed Rate Convertible Note (the "Note") issued by the Trust in 1995. The Note, as amended, is due December 13, 2011 and accrues interest at 5.80% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the six months ended June 30, 2006, the Trust incurred total interest expense on the Note of $348,000.

   The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

   B. REVOLVING CREDIT AGREEMENT:

   The Trust entered into a $15,000,000 Revolving Credit Agreement with Bank of America (formerly Fleet National Bank) (the "Agent Bank") dated May 29, 1997, which had a stated maturity date of May 31, 2004. The maturity date of this loan was extended to May 31, 2007, and its terms amended and restated pursuant to the First Amended and Restated Revolving Credit Agreement (the "Revolver") dated May 27, 2004, between the Trust and the Agent Bank.

   The Revolver bears interest payable quarterly in arrears at a per annum rate that varies depending upon whether the Trust requests a Base Rate Loan or LIBOR Rate Loan. Interest on Base Rate loans equals the higher of: (i) the annual "Base Rate" as set periodically by the Agent Bank and (ii) the most recent Federal Funds Effective Rate plus .50% per annum. Per annum interest on LIBOR Rate Loans equals .60% plus the London Inter Bank Offered Rate ("LIBOR") rate, divided by 1 minus LIBOR Reserve Rate. The Trust also incurs expense on the undrawn portion of the total Revolver at a rate of .25% per annum.

   As of June 30, 2006, there were no outstanding loans against the Revolver. For the six months ended June 30, 2006, the Trust incurred expense on the Revolver of $18,596 related to the undrawn portion.

5. PURCHASES AND SALES OF INVESTMENTS

                                             FOR THE SIX MONTHS
                                               ENDED 6/30/2006
                                           COST OF      PROCEEDS FROM
                                         INVESTMENTS      SALES OR
                                          ACQUIRED       MATURITIES
                                        ------------    ------------
   Corporate restricted securities      $ 20,860,404    $ 12,085,858
   Corporate public securities             1,991,276       9,298,255


   The aggregate cost of investments is substantially the same for financial reporting and federal income tax purposes as of June 30, 2006. The net unrealized appreciation of investments for financial reporting and federal tax purposes as of June 30, 2006 is $753,647 and consists of $12,313,037 appreciation and $11,559,390 depreciation.

   Net unrealized appreciation of investments on the Statement of Assets and Liabilities reflects the balance net of a deferred tax accrual of $116,333 on net unrealized gains in the MMPI Subsidiary Trust.

--------------------------------------------------------------------------------
34

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    MASSMUTUAL PARTICIPATION INVESTORS
(CONTINUED)


6. QUARTERLY RESULTS OF INVESTMENT OPERATIONS

                                                         MARCH 31, 2006
                                                     AMOUNT        PER SHARE
                                                  -----------     -----------
   Investment income                              $ 3,229,245
   Net investment income                          $ 2,668,897       $ 0.27
   Net realized and unrealized gain               $ 3,988,640       $ 0.41
    on investments (net of taxes)

                                                         JUNE 30, 2006
                                                     AMOUNT        PER SHARE
                                                  -----------     -----------
   Investment income                              $ 3,094,537
   Net investment income                          $ 2,530,332       $ 0.26
   Net realized and unrealized gain               $ 3,610,163       $ 0.37
    on investments (net of taxes)

7. AGGREGATE REMUNERATION PAID TO OFFICERS, TRUSTEES AND THEIR AFFILIATED
   PERSONS

   For the six months ended June 30, 2006, the Trust paid its Trustees aggregate remuneration of $57,375. During the period the Trust did not pay any compensation to any of its Trustees who are "interested persons" (as defined by the 1940 Act) of the Trust. The Trust currently classifies Messrs. Crandall and Joyal as "interested persons" of the Trust.

   All of the Trust's officers are employees of Babson Capital or MassMutual. Pursuant to the Investment Advisory and Administrative Services Contract, the Trust does not compensate its officers who are employees of Babson Capital or MassMutual.

   Mr. Crandall, one of the Trust's Trustees was an "affiliated person" (as defined by the 1940 Act) of MassMutual and Babson Capital. The Trust did not make any payments to Babson Capital for the six months ended June 30, 2006, other than amounts payable to Babson Capital pursuant to the Contract. For the six months ended June 30, 2006, the Trust paid the following amounts to MassMutual, exclusive of interest expense on the Note explained in Footnote 4.A:

     Preparation of the Trust's Quarterly
       and Annual Reports to Shareholders                $ 7,078
     Preparation of Certain of the
       Trust's Shareholder Communications                    208
     Preparation of the Trust's
       Annual Proxy Statements                               241
                                                         -------
                                                         $ 7,527
                                                         =======

8. RESULTS OF SHAREHOLDER MEETING

   The Annual Meeting of Shareholders was held on Friday, April 21, 2006. The Shareholders voted to elect Roger W. Crandall and Martin T. Hart as trustees, each for a three-year term. The Trust's other trustees (Donald E. Benson, Michael H. Brown, Donald Glickman, Robert E. Joyal, Jack A. Laughery and Corine T. Norgaard) continued to serve their respective terms following the April 21, 2006 Annual Shareholders Meeting. The results of the Shareholders' votes are set forth below.

                                        TRUSTEE
                                ROGER W.      MARTIN T.
                                CRANDALL        HART
                                ---------     ---------
   Shares for                   8,497,142     8,507,659

   Withheld                       163,267       152,750

   Total                        8,660,409     8,660,409

   % of Shares Voted for            98.11%        98.24%

9. SUBSEQUENT EVENT

   At the Board of Trustees' July 18, 2006 quarterly meeting, the Board voted to expand the Board from eight to nine Trustees and appointed William J. Barrett as a Trustee for a three-year term of office.

--------------------------------------------------------------------------------

                      THIS PAGE INTENTIONALLY LEFT BLANK.

TRUSTEES                       OFFICERS

William J. Barrett             Roger W. Crandall         Chairman

Donald E. Benson*              Clifford M. Noreen        President

Michael H. Brown               James M. Roy              Vice President &
                                                         Chief Financial Officer
Roger W. Crandall
                               Rodney J. Dillman         Vice President &
Donald Glickman                                          Secretary

Martin T. Hart*                Jill A. Fricchione        Vice President

Robert E. Joyal                Michael P. Hermsen        Vice President

Jack A. Laughery               Mary Wilson Kibbe         Vice President

Corine T. Norgaard*            Michael L. Klofas         Vice President

                               Richard E. Spencer, II    Vice President

                               Ronald S. Talaia          Treasurer

                               John T. Davitt, Jr.       Comptroller

                               Melissa M. LaGrant        Chief Compliance
                                                         Officer


*MEMBER OF THE AUDIT COMMITTEE

--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN

MassMutual Participation Investors offers a Dividend Reinvestment and Cash Purchase Plan. The Plan provides a simple and automatic way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. The dividends of each shareholder will be automatically reinvested in the Trust by Shareholder Financial Services Inc., the Transfer Agent, in accordance with the Plan, unless such shareholder elects not to participate by providing written notice to the Transfer Agent. A shareholder may terminate his or her participation by notifying the Transfer Agent in writing.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $100 nor more than $5,000 per quarter.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment. When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newlyissued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to Shareholder Financial Services, Inc., Agent for MassMutual Participation Investors' Dividend Reinvestment and Cash Purchase Plan, P.O. Box 173673, Denver CO 80217-3673.

[LOGO]    MASSMUTUAL
          PARTICIPATION INVESTORS



































                                                                      DB1040 806

ITEM 2.  CODE OF ETHICS.

         Not applicable for this filing.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         Not applicable for this filing.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable for this filing.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable for this filing.



ITEM 6.  SCHEDULE OF INVESTMENTS

         Not applicable for this filing.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable for this filing.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable for this filing. There have been no changes in any of the Portfolio Managers identified in the Registrant's most recent annual report on Form N-CSR.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not Applicable for this filing.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         Not Applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

         (a) The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

          (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant's second fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.



ITEM 12. EXHIBITS.

        (a)(1) ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

               None.

        (a)(2) A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

               Attached hereto as EX-99.31.1
               Attached hereto as EX-99.31.2

        (a)(3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

               Not Applicable for this filing.

        (b)    CERTIFICATIONS PURSUANT TO RULE 30a-2(b) UNDER THE ACT.

               Attached hereto as EX-99.32

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):   MassMutual Participation Investors
                ----------------------------------
By:             /s/ Clifford M Noreen
                ----------------------------------
                Clifford M Noreen, President
                ----------------------------------
Date:           September 5, 2006
                ----------------------------------



            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:             /s/ Clifford M Noreen
                ----------------------------------
                Clifford M Noreen, President
                ----------------------------------
Date:           September 5, 2006
                ----------------------------------
By:             /s/ James M. Roy
                ----------------------------------
                James M. Roy, Vice President, and
                Chief Financial Officer
                ----------------------------------
Date:           September 5, 2006
                ----------------------------------